                                 SCHEDULE 14A


                                (Rule 14a-101)
                     Information Required in Proxy Statement
                           Schedule 14A Information


              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement            / / CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED
                                               BY RULE 14a-6(e)(2))
/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Under 14a-12


                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                          STATE FARM INTERIM FUND, INC.
                       STATE FARM MUNICIPAL BOND FUND, INC.
                       -----------------------------------

              (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):


/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:


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


(2) Aggregate number of securities to which transaction applies:

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(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)Proposed maximum aggregate value of transaction:


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(5)Total fee paid:


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/ /Fee paid previously with preliminary materials.


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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or
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(1)Amount Previously Paid:


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                                             2

  IMPORTANT INFORMATION FOR STOCKHOLDERS OF THE STATE FARM GROWTH FUND, INC., STATE FARM BALANCED FUND, INC., STATE FARM INTERIM FUND, INC. AND STATE FARM
                           MUNICIPAL BOND FUND, INC.

AT A SPECIAL STOCKHOLDER MEETING ON MARCH 16, 2001, YOU WILL BE ASKED TO APPROVE
 A SERIES OF PROPOSED CHANGES TO YOUR FUND. ALTHOUGH WE RECOMMEND THAT YOU READ CAREFULLY THE PROXY STATEMENT THAT DESCRIBES THE PROPOSED TRANSACTION IN DETAIL,
   WE HAVE PREPARED THE FOLLOWING "QUESTIONS & ANSWERS" FOR YOUR CONVENIENCE.

Q.  WHY IS A SPECIAL STOCKHOLDER MEETING BEING HELD?

A. The Boards of Directors (the "Boards") of the State Farm Growth Fund, Inc. ("Growth Fund"), State Farm Balanced Fund, Inc. ("Balanced Fund"), State Farm Interim Fund, Inc. ("Interim Fund") and State Farm Municipal Bond Fund, Inc. ("Municipal Bond Fund") (each a "Fund" and collectively, the "Funds") have called a special stockholder meeting for March 16, 2001 at which you will be asked to vote on a series of proposed changes to your Fund.

Q.  WHY ARE THESE CHANGES BEING RECOMMENDED?

A. The purpose of the proposed changes is to enable you to benefit from INCREASED OPERATING AND POTENTIAL COST EFFICIENCIES by standardizing the Funds' corporate structure with other State Farm Mutual Funds and EXPANDED INVESTMENT FLEXIBILITY by eliminating or amending certain of the Funds' fundamental investment restrictions and policies and by making changes to certain of the Funds' investment objectives. The changes will be effected through a tax-free reorganization of each Fund. The Boards have unanimously agreed that these proposals are in your best interests and recommend that you vote in favor of them.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE PROPOSED CHANGES?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with soliciting proxies for the stockholder meeting will be borne by the Funds. These costs are estimated to be approximately $0.00048 per share. The Boards believe these costs will be more than offset by the increased operating and potential cost efficiencies created by standardizing the Funds' corporate structure with other State Farm Mutual Funds.

Q.  WHY IS A REORGANIZATION OF THE FUNDS BEING RECOMMENDED?

A. The proposed reorganization of each Fund's corporate structure will standardize the Funds' organizational structures with those of State Farm's other mutual funds. Standardization is designed to promote operational and potential cost efficiencies.

    If the reorganizations are approved, the following will occur: (1) Growth Fund will transfer all of its assets and liabilities to, and Growth Fund stockholders will become holders of the same number of shares of, State Farm Growth Fund ("New Growth Fund"), a series of State Farm Associates' Funds Trust, a newly-organized Delaware business trust (the "Trust") whose Board of Trustees is comprised of the same individuals on the Funds' Boards;
    (2) Balanced Fund will transfer all of its assets and liabilities to, and Balanced Fund stockholders will become holders of the same number of shares of, State Farm Balanced Fund, a series of the Trust ("New Balanced Fund");
    (3) Interim Fund will transfer all of its assets and liabilities to, and Interim Fund stockholders will become holders of the same number of shares of, State Farm Interim Fund, a series of the Trust ("New Interim Fund"); and
    (4) Municipal Bond Fund will transfer all of its assets and liabilities to, and Municipal Bond Fund stockholders will become holders of the same number of shares of, State Farm Municipal Bond Fund, a series of the Trust ("New Municipal Bond Fund", and together with New Growth Fund, New Balanced Fund and New Interim Fund, the "New Funds"). THE REORGANIZATIONS WILL NOT CHANGE THE FUNDS' PORTFOLIO MANAGEMENT

    PERSONNEL, THEIR INVESTMENT OBJECTIVES AND POLICIES (OTHER THAN THE SPECIFIC INVESTMENT OBJECTIVE AND POLICY CHANGES DESCRIBED BELOW), OR CREATE ANY TAX CONSEQUENCES FOR EITHER THE FUNDS OR THEIR STOCKHOLDERS.

Q.  WHAT WILL HAPPEN TO THE VALUE OF MY INVESTMENT AND THE SHARES I OWN?

A. After approval, and upon completion of the reorganizations, all of the assets of Growth Fund, Balanced Fund, Interim Fund and Municipal Bond Fund will be transferred, tax-free, to New Growth Fund, New Balanced Fund, New Interim Fund and New Municipal Bond Fund, respectively. Your Fund shares will automatically convert into the same number of the respective New Fund shares, with the same net asset value per share. At the time of issuance, your investment in the New Fund will have the same value as your investment in the respective Fund on that date. Those shares will appear on your next stockholder statement. No certificates for the New Fund shares will be issued as part of the reorganization.

Q.  WILL THE REORGANIZATION CREATE ANY TAX LIABILITY FOR ME?

A. You will recognize no gain or loss on the transaction and the tax bases and holding periods of the New Fund shares you receive will be the same as the tax bases and holding periods of your Fund shares. The reorganizations will not change the Funds' portfolio management personnel, their investment objectives and policies (other than the specific policy changes described below), or create any tax consequences for either the Funds or their stockholders. In addition, the Funds will consummate the reorganizations only if they receive an opinion from the Funds' tax counsel that each reorganization will qualify as a tax-deferred reorganization.

Q.  HOW ARE THE FUNDS' INVESTMENT POLICIES CHANGING?

A. The Boards have recommended that stockholders approve changes to certain of the Funds' investment objectives and to change each Fund's fundamental investment objective to non-fundamental. The Boards also approved other minor revisions to the Funds' fundamental investment restrictions. The Boards believe that amending the investment objectives of the Funds would more accurately describe the characteristics of securities in which the Funds invest. The other recommended changes are designed to increase the Funds' investment flexibility, delete or modify investment restrictions that no longer are required by law, and standardize these policies with those of other State Farm Mutual Funds.

Q. CAN I EXCHANGE OR REDEEM MY FUND SHARES BEFORE THE PROPOSED CHANGES TAKE EFFECT?

A. You may exchange your Fund shares for shares of any other Fund or redeem your shares at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Please see the Fund Prospectus for a discussion of tax consequences related to exchanges and redemptions.

Q.  WHO SHOULD I CALL FOR FURTHER INFORMATION?

A. You may call State Farm at 1-800-447-0740 from 7:00 a.m. to 9:00 p.m., Monday through Friday, or 8:00 a.m. to 4:00 p.m. Saturday, Central time, with any questions you have about the proposed reorganizations.

                                                                January 29, 2001

Dear Fund Stockholder:

A special meeting of stockholders will be held on March 16, 2001 at 8:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois. At this meeting, you will be asked to vote on proposals to make certain changes relating to how the State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc. (the "Funds") are organized and managed. These changes are designed to enhance the Funds' ability to meet their investment objectives, and lower the Funds' operating costs.

THE BOARDS OF DIRECTORS OF THE FUNDS HAVE UNANIMOUSLY DETERMINED THAT THE PROPOSALS YOU WILL VOTE ON ARE ADVISABLE, IN THE BEST INTERESTS OF ALL STOCKHOLDERS AND URGE YOU TO VOTE IN FAVOR OF THE PROPOSALS.

The enclosed proxy statement describes the proposals relating to the Funds in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

Edward B. Rust, Jr.
President
State Farm Growth Fund, Inc.
State Farm Balanced Fund, Inc.
State Farm Interim Fund, Inc.
State Farm Municipal Bond Fund, Inc.

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                         STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

               ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710
                             TELEPHONE 800-447-0740

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 MARCH 16, 2001

A special meeting of stockholders of State Farm Growth Fund, Inc. ("Growth Fund"), State Farm Balanced Fund, Inc. ("Balanced Fund"), State Farm Interim Fund, Inc. ("Interim Fund") and State Farm Municipal Bond Fund, Inc. ("Municipal Bond Fund") (each a "Fund" and collectively, the "Funds") will be held at One State Farm Plaza, Bloomington, Illinois, on March 16, 2001 at 8:00 a.m., Central time.

The specific items you will be asked to vote on, each of which is discussed in this proxy statement, are:

        1) To approve a reorganization of each Fund into new funds called the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund, each a series of State Farm Associates' Funds Trust, a new Delaware business trust (the "Trust").

        2)  To elect new Boards of Directors.

        3) a. (FOR GROWTH FUND STOCKHOLDERS ONLY) To approve changes in Growth Fund's investment objective.

            b. (FOR BALANCED FUND STOCKHOLDERS ONLY) To approve changes in Balanced Fund's investment objective.

            c. (FOR INTERIM FUND STOCKHOLDERS ONLY) To approve changes in Interim Fund's investment objective.

        4) TO CHANGE EACH FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL.

        5) a. (FOR GROWTH FUND STOCKHOLDERS ONLY) To approve changes in Growth Fund's fundamental investment restrictions.

            b. (FOR BALANCED FUND STOCKHOLDERS ONLY) To approve changes in Balanced Fund's fundamental investment restrictions.

            c. (FOR INTERIM FUND STOCKHOLDERS ONLY) To approve changes in Interim Fund's fundamental investment restrictions.

            d. (FOR MUNICIPAL BOND FUND STOCKHOLDERS ONLY) To approve changes in Municipal Bond Fund's fundamental investment restrictions.

        6) To transact such other business as may properly come before the Meeting.

Stockholders of record at the close of business on January 22, 2001 are entitled to notice of and to vote at the Meeting.

David R. Grimes
Secretary

January 29, 2001

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                         STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 16, 2001

                                  INTRODUCTION

This proxy statement explains each of the items you will be asked to vote on at the special meeting of the stockholders of State Farm Growth Fund, Inc. ("Growth Fund"), State Farm Balanced Fund, Inc. ("Balanced Fund"), State Farm Interim Fund, Inc. ("Interim Fund") and State Farm Municipal Bond Fund, Inc. ("Municipal Bond Fund") (each a "Fund" and collectively, the "Funds") to be held at 8:00 a.m., Central time, on March 16, 2001, at One State Farm Plaza, Bloomington, Illinois 61710 (the "Meeting"). Each of the Funds is a Maryland corporation (each a "Corporation" and collectively, the "Corporations"). This proxy statement was first mailed to stockholders on or about January 29, 2001. This proxy solicitation is made by the Boards of Directors of the Funds (the "Boards" or the "Directors").

                              SUMMARY OF PROPOSALS

This proxy statement covers five Proposals -- approval of a reorganization of the Funds into new funds, each of which is a series of a new Delaware business trust (the "Reorganization"), the election of Boards of Directors, the approval of changes to the investment objectives of certain of the Funds, the authorization of the board of trustees to change the Funds' investment objectives without stockholder approval, and the approval of changes to certain fundamental investment restrictions for each of the Funds. As part of the Reorganization, you will be asked to ratify the selection of trustees to the new Trust. However, in case the Reorganization is not approved, we are requesting that you approve the election of the same slate of individuals proposed to be Trustees of the Trust as Directors of each of the Funds. Should stockholders approve the Reorganization, this approval would become moot and would have no effect.

REASONS FOR THE PROPOSED CHANGES. The Boards have approved a Reorganization of the Funds into new series of a trust called State Farm Associates' Funds Trust, a Delaware business trust (the "Trust"). The new series of the Trust will be known as State Farm Growth Fund ("New Growth Fund"), State Farm Balanced Fund ("New Balanced Fund"), State Farm Interim Fund ("New Interim Fund") and State Farm Municipal Bond Fund ("New Municipal Bond Fund") (collectively referred to hereafter as the "New Funds"). You will be asked to approve the Reorganization of the Funds at the Meeting. The purpose of the Reorganization is to reduce the amount of state taxes that the Funds pay annually and to standardize the Funds' structure and board make-up with other State Farm Mutual Funds.

VOTING. The stockholders of all Funds will vote on the Reorganization and to change each Fund's fundamental investment objective to non-fundamental. The stockholders of each Fund will vote separately on the changes to investment restrictions affecting each Fund, as shown in the table below:

                    PROPOSAL                                        FUND
------------------------------------------------  ----------------------------------------
                                                    GROWTH    BALANCED  INTERIM  MUNICIPAL
                                                     FUND       FUND     FUND    BOND FUND
                                                  ----------  --------  -------  ---------
1.                     Reorganization of the          X          X         X         X
                       Funds
2.                     Elect New Boards of            X          X         X         X
                       Directors
3(a).                  Changes to Growth Fund's       X
                       investment objective
3(b).                  Changes to Balanced                       X
                       Fund's investment
                       objective
3(c).                  Changes to Interim Fund's                           X
                       investment objective
4.                     Change the Funds'              X          X         X         X
                       fundamental investment
                       objectives to
                       non-fundamental
5(a).                  Changes to Growth Fund's       X
                       Fundamental Investment
                       Restrictions
5(b).                  Changes to Balanced                       X
                       Fund's Fundamental
                       Investment Restrictions
5(c).                  Changes to Interim Fund's                           X
                       Fundamental Investment
                       Restrictions
5(d).                  Changes to Municipal Bond                                     X
                       Fund's Fundamental
                       Investment Restrictions

Each of these proposals is discussed thoroughly in this proxy statement. In addition, on page 46 of this proxy statement, you will find a chart showing the required votes for each proposal. We urge you to refer to the chart and to read this proxy statement carefully.

WE RECOMMEND THAT YOU VOTE "FOR" ALL PROPOSALS.

                                   PROPOSAL 1
                          REORGANIZATION OF THE FUNDS

INTRODUCTION. The Funds are organized as corporations under the laws of the State of Maryland. On December 15, 2000, the Boards unanimously declared advisable and approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached hereto as EXHIBIT A. The Reorganization Agreement provides for the reorganization of the Funds into new series of the Trust, a newly-organized Delaware business trust. The Trust was organized for the purpose of succeeding to the business of the Funds.

The purpose of the Reorganization is to convert the corporate structure of the Funds so that they are uniform with the other State Farm Mutual Funds. The Funds' investment adviser and principal underwriter, State Farm Investment Management Corp. ("SFIMC"), believes that the standardization of documents and operational policies will help to promote operational efficiencies, allocate work flows more effectively and allow for future changes, which should benefit the Funds through cost efficiencies that may lower the Funds' operating costs. The Reorganization is a cost saving measure that will reduce the amount of state taxes the Funds pay annually, and will not change the Funds' portfolio management personnel, their investment objectives and policies or create any tax consequences for either the Funds or their stockholders. WE RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.

REASONS FOR THE REORGANIZATION. The Funds will pay less in state taxes as a Delaware business trust. Currently, the Funds pay foreign franchise taxes to the State of Illinois. This tax applies to the Funds because they are headquartered in Illinois and are "foreign" corporations -- that is, organized as corporations under the laws of a different state, Maryland. If the Funds were instead organized in the form of a business trust (as many mutual funds are), they would be exempt from the Illinois foreign franchise tax.

The following table shows (i) the amount of Illinois foreign franchise taxes paid by the Funds for the last fiscal year, and (ii) the amount of Illinois foreign franchise taxes that the Funds would have paid if it had been organized as a business trust for the last fiscal year.

                                                             SAME BILL AS A
                                             LAST YEAR'S        BUSINESS
FUND                                      ILLINOIS TAX BILL      TRUST
----                                      -----------------  --------------
Growth Fund.............................       $18,673             $0
Balanced Fund...........................       $19,450             $0
Interim Fund............................       $10,995             $0
Municipal Bond Fund.....................       $19,287             $0

"Last Year's Illinois Tax Bill" is the approximate amount that we expect to save the Funds annually by reorganizing them into a Delaware business trust. These anticipated savings are based on the size of the Funds during their last fiscal year. If the Funds grow, so will the amount of their tax savings. Of course, the one-time costs of reorganizing will offset the Funds' tax savings to a limited extent. These costs, which mostly relate to the printing, mailing, and tabulation of proxies, are estimated at $26,945 for Growth Fund, $8,841 for Balanced Fund, $5,735 for Interim Fund and $20,479 for Municipal Bond Fund.

HOW THE REORGANIZATION WILL BE ACCOMPLISHED. The Reorganization Agreement sets forth the steps of the Reorganization as described below:

    - Growth Fund will transfer all of its assets to New Growth Fund in exchange for New Growth Fund assuming all of the liabilities and duties of Growth Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

    - Balanced Fund will transfer all of its assets to New Balanced Fund in exchange for New Balanced Fund assuming all of the liabilities and duties of Balanced Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

    - Interim Fund will transfer all of its assets to New Interim Fund in exchange for New Interim Fund assuming all of the liabilities and duties of Interim Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

    - Municipal Bond Fund will transfer all of its assets to New Municipal Bond Fund in exchange for New Municipal Bond Fund assuming all of the liabilities and duties of Municipal Bond Fund and will file Articles of Transfer with the Maryland State Department of Assessments and Taxation;

    - each New Fund will issue to each respective Fund the number of shares of the New Fund equal to the number of and value of shares of that Fund;

    -  as the sole stockholders of the Trust the Funds will

        (i) approve a proposed new investment advisory agreement between the Trust and SFIMC, a copy of which is attached as EXHIBIT B;

        (ii)   elect the trustees of the Trust; and

        (iii)  ratify the selection of the Trust's auditor.

    - the Funds will distribute to you the number of shares of the New Funds (including fractional shares) equal in number and value to the shares of the Funds held by you; and

    - the Funds will subsequently be dissolved and terminate and will file Articles of Dissolution with the Maryland State Department of Assessments and Taxation.

The investment policies of the New Funds will be identical to the investment policies of the respective Funds. If this Proposal is approved at the scheduled stockholder meeting, the effective time of the Reorganization is currently expected to take place a short time later.

CERTAIN COMPARATIVE INFORMATION ON THE CORPORATIONS AND THE TRUST. As a Delaware business trust, the Trust's operations are governed by its declaration of trust ("Declaration of Trust") and By-laws and by Delaware law, rather than by the Articles of Incorporation, as amended, and By-laws, as amended and restated (the "By-laws"), of the Corporations and Maryland law.

Set forth below is a summary of certain differences between the two forms of organization and governing corporate documents. This discussion is only a summary of certain of the differences between (i) the Trust, its Declaration of Trust and By-laws and Delaware law, and (ii) the Funds, their Articles of Incorporation and By-laws and Maryland law. It is not a complete list of differences. You may refer to the provisions of the Articles of Incorporation, as amended and restated, By-laws of the Funds and Maryland law, and the Declaration of Trust, Trust By-laws and Delaware law for a more thorough comparison. You can obtain a copy of the Articles of Incorporation, By-laws, Declaration of Trust and Trust By-laws without charge by calling the Secretary of the Funds at 1-800-447-0740. The Corporations, the Funds and the Trust are each subject to the 1940 Act and the rules and regulations thereunder.

THE TRUST. The Trust was organized as a Delaware business trust on January 5, 2001 for the purpose of succeeding to the business of the Funds.

SHARES. The shares of beneficial interest of the Trust (and each series thereof) are transferable. The Trust can issue an unlimited number of shares of beneficial interest. Each share of any series of the Trust represents an equal proportionate interest in the assets owned by, and the liabilities of, that series and shall not extend to the assets of the Trust separately. As such, each share of a series of the Trust is entitled to dividends and distributions when and as declared by the Board of Trustees. Under the Articles of Incorporation, as amended, of Growth Fund, Growth Fund is currently authorized to issue up to 100,000,000 common shares, $0.50 par value per share. The Articles of Incorporation of each of Balanced Fund and Interim Fund, as amended, provide that each of those Funds are currently authorized to issue up to 40,000,000 common shares, $1.00 par value per share. Under the Articles of Incorporation, as amended, of Municipal Bond Fund, Municipal Bond Fund is currently authorized to issue up to 100,000,000 common shares, $1.00 par value per share.

CLASSES OF SHARES. The Funds are authorized to offer one class of shares: namely, common stock. Under the Declaration of Trust, the Trustees have authority to divide the shares into two or more series, and to divide each series into two or more classes of shares.

STOCKHOLDER VOTING RIGHTS. Under the Maryland General Corporation Law (the "Maryland Code"), a Maryland corporation registered under the 1940 Act is not required to hold annual meetings unless so required by the 1940 Act. Under Delaware law, the Trust is not required to hold annual shareholder meetings. Under the Declaration of Trust and the 1940 Act, however, shareholder meetings are required to be called for various purposes, such as electing or removing trustees of the Trust (although trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders, subject to certain restrictions in the 1940 Act), changing fundamental investment policies, approving or disapproving an investment advisory contract, and ratifying or rejecting a selection of different auditors. Any matter submitted to a vote of the Trust shareholders is voted by series unless otherwise required by the 1940 Act or as determined by the Board of Trustees.

The By-laws of each Fund provide that a meeting of stockholders shall be called upon the written request of stockholders representing 25% of the outstanding shares of the Fund. The Maryland Code and the By-laws of each Fund provide that written notice of a stockholders meeting must be given at least 10 days, but not more than 90 days, before the meeting, and the Declaration of Trust provides the same. The Declaration of Trust provides that a meeting of shareholders shall be called upon the written request of the holders of at least 10% of the outstanding shares of the Trust, if shareholders of all series are required to vote in the aggregate, or of any series, if shareholders of such series are entitled to vote by series.

The Declaration of Trust provides that the trustees shall set in the By-laws the quorum required for the transaction of business by shareholders, provided that at least 30% of the shares entitled to be voted on a matter shall be necessary to constitute a quorum. Currently, a quorum for each of the Funds is a majority of the shares entitled to be voted. Thus, under the Declaration of Trust, a meeting of shareholders of the Trust could take place even if less than a majority of the shares were represented at the meeting. Some matters under the Declaration of Trust requiring approval by a majority or greater percentage of the shares entitled to vote would not be affected by this provision, nor would matters that under the 1940 Act require the vote of a "majority" of the outstanding shares (as defined in the 1940 Act).

The By-laws of each Fund provide that if a quorum is not present at a stockholders meeting, the stockholders entitled to vote who are present in person or represented by proxy may adjourn the meeting until a quorum is present or represented. The Declaration of Trust provides that adjourned meetings may be held within a reasonable time after the date of the original meeting without further notice.

Under the Declaration of Trust, each trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of re-electing trustees or electing successors to such trustees and until the election and qualification of his successor, or until he sooner dies, resigns, becomes incapacitated or is removed for cause by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by a vote of two-thirds of the trustees then in office. The Declaration of Trust provides that trustees shall be elected by a plurality of the votes cast at a meeting at which a quorum is present. The By-laws of each Fund state that directors must be elected by the vote of a majority of the shares present in person or represented by proxy and voting on the matter.

PRE-EMPTIVE RIGHTS. Shareholders of the Funds have no pre-emptive rights under the Articles of Incorporation. Similarly, shareholders will not have pre-emptive rights under the Declaration of Trust.

LIABILITY OF STOCKHOLDERS. Under Delaware law, shareholders of a Delaware business trust could, under certain theoretical circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and the Trust disclaims shareholder liability for acts or obligations of the Trust. Moreover, the Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligation of the Trust and the Trust shall upon the request of the shareholder or former shareholder assume the defense of any claim made against the shareholder for any act or obligation of the Trust and satisfy any judgment. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered by the Trust to be remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. As owners of a Maryland corporation, Fund stockholders have no personal liability for the Funds' acts or obligations, except that a stockholder may be liable to the extent that: (i) the purchase price of his shares has not been received by the Fund in the amount or manner required by Maryland law; (ii) he knowingly receives a dividend or distribution made contrary to Maryland law; or (iii) with his knowledge, the consideration to him from the Fund upon redemption of his shares was paid in violation of Maryland law.

LIABILITY OF DIRECTORS AND TRUSTEES. Under the Declaration of Trust, the trustees are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as trustees and not for errors of judgment or mistakes of fact or law. Under the Maryland Code, directors have no liability if they perform their duties as a director (a) in good faith, (b) in a manner he reasonably believes to be in the best interests of the corporation, and
(c) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

INDEMNIFICATION OF DIRECTORS/TRUSTEES AND OFFICERS. Under the Declaration of Trust, trustees and officers will be indemnified against liabilities and expenses incurred in connection with the defense or disposition of any proceeding in which they are involved by reason of their position with the Trust, except that they are not indemnified against liabilities or expenses arising from conduct adjudicated to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or with respect to any matter as to which the trustee shall have been adjudicated not to have acted in good faith in the reasonable belief that the action was in the best interests of the Trust. The Trust may also advance money for these expenses, provided that the trustee or officer undertakes to repay the Trust if his conduct is later adjudicated to preclude indemnification and certain other conditions are met.

Maryland law provides that the Funds may indemnify any director or officer made a party to a proceeding as a result of his status as such UNLESS it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law permits the Funds to advance reasonable expenses to a director or officer if the Funds have received (i) a written affirmation by the director or officer of his good faith belief that indemnification is warranted under the law and (ii) a written undertaking to repay the amount of the indemnification if it is determined that the indemnification is not warranted.

APPRAISAL RIGHTS. As a stockholder of any of the Funds, you will not have appraisal rights in connection with the Reorganization. Under the Declaration of Trust, shareholders will not have appraisal rights.

EXPENSES. The Funds will bear the costs of the Reorganization, but we believe that these costs will be more than offset by the cost efficiencies that the Reorganization is expected to create.

FEDERAL INCOME TAX CONSEQUENCES. It is anticipated that the transactions contemplated by the Reorganization Agreement will be tax-deferred for federal income tax purposes. The Funds will receive an opinion of Bell, Boyd & Lloyd LLC, counsel to the Funds, that under the Internal Revenue

Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Funds, the Trust, or the stockholders of the Funds. A stockholder's aggregate adjusted basis for tax purposes in shares of the Trust after the Reorganization will be the same as the shareholder's aggregate adjusted basis for tax purposes in the shares of the Funds immediately before the Reorganization. The holding period of the shares of the Trust received by a stockholder of a Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the stockholder held the shares as capital assets.

RATIFICATION OF THE ELECTION OF TRUSTEES. By voting in favor of the Reorganization, stockholders of the Funds will be authorizing the Funds, in their capacity as initial shareholders of the Trust, to elect a Board of Trustees.

The affairs of the Trust are managed by a Board of Trustees rather than a Board of Directors as under Maryland law. Seven individuals have been nominated to serve as trustees of the Trust. Of these seven individuals, Messrs. Rust, Joslin, Mengler and Shirk currently serve on the Boards of the Funds.
Messrs. Boschini, Vance and Altorfer have not previously served on the Boards. Messrs. Hoopes and Merwin are not standing for election to serve as trustees of the Trust.

The following table shows each individual who is standing for election, his/her age, and their principal occupation or employment during the last five years.

                   NAME AND AGE                        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------  --------------------------------------------------
Edward B. Rust, Jr.*                                CHAIRMAN OF THE BOARD, CEO, AND DIRECTOR -- State
50                                                  Farm Mutual Automobile Insurance Company;
                                                    PRESIDENT, CEO, AND DIRECTOR -- State Farm Life
                                                    Insurance Company, State Farm Life and Accident
                                                    Assurance Company, State Farm Annuity and Life
                                                    Insurance Company, State Farm General Insurance
                                                    Company, State Farm Fire and Casualty Company,
                                                    State Farm Investment Management Corp.; TRUSTEE,
                                                    CHAIRMAN OF THE BOARD AND PRESIDENT (SINCE
                                                    1997) -- State Farm Variable Product Trust;
                                                    TRUSTEE AND PRESIDENT (SINCE 2000) -- State Farm
                                                    Mutual Fund Trust; CHAIRMAN OF THE BOARD AND
                                                    DIRECTOR (SINCE 1999) -- State Farm Federal
                                                    Savings Bank; PRESIDENT, CEO, AND DIRECTOR (SINCE
                                                    1997) -- State Farm VP Management Corp.;
                                                    PRESIDENT -- State Farm County Mutual Insurance
                                                    Company of Texas; DIRECTOR -- State Farm
                                                    Lloyds, Inc., State Farm International
                                                    Services, Inc., McGraw Hill Companies; CHAIRMAN OF
                                                    THE BOARD, PRESIDENT, AND TREASURER -- State Farm
                                                    Companies Foundation; PRESIDENT AND DIRECTOR --
                                                    State Farm Interim Fund, Inc., State Farm
                                                    Municipal Bond Fund, Inc., State Farm Balanced
                                                    Fund, Inc., State Farm Growth Fund, Inc.

Roger S. Joslin*                                    VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR
64                                                  VICE PRESIDENT, TREASURER, AND DIRECTOR -- State
                                                    Farm Mutual Automobile Insurance Company;
                                                    DIRECTOR -- State Farm Life Insurance Company,
                                                    State Farm Life and Accident Assurance Company,
                                                    State Farm Annuity and Life Insurance Company;
                                                    DIRECTOR, SENIOR VICE PRESIDENT, AND TREASURER --
                                                    State Farm General Insurance Company, State Farm
                                                    Lloyds, Inc., State Farm International
                                                    Services, Inc., State Farm Interim Fund, Inc.,
                                                    State Farm Municipal Bond Fund, Inc., State Farm
                                                    Balanced Fund, Inc., State Farm Growth
                                                    Fund, Inc.; SENIOR VICE PRESIDENT AND
                                                    TREASURER -- State Farm Investment Management
                                                    Corp.; TRUSTEE, VICE PRESIDENT AND TREASURER
                                                    (SINCE 1997) -- State Farm Variable Product Trust;
                                                    TRUSTEE, SENIOR VICE PRESIDENT AND TREASURER
                                                    (SINCE 2000) -- State Farm Mutual Fund Trust;
                                                    DIRECTOR, SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                                    OFFICER AND TREASURER (SINCE 1997) -- State Farm
                                                    VP Management Corp.; DIRECTOR, VICE PRESIDENT AND
                                                    TREASURER (SINCE 1999) -- State Farm Federal
                                                    Savings Bank; CHAIRMAN OF THE BOARD, TREASURER,
                                                    AND DIRECTOR -- State Farm Fire and Casualty
                                                    Company; TREASURER  -- State Farm County Mutual
                                                    Insurance Company of Texas; ASSISTANT
                                                    TREASURER -- State Farm Companies Foundation.

Thomas M. Mengler                                   DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW;
47                                                  TRUSTEE -- State Farm Variable Product Trust
                                                    (since 1997); DIRECTOR -- State Farm Interim
                                                    Fund, Inc., State Farm Municipal Bond Fund, Inc.,
                                                    State Farm Balanced Fund, Inc., State Farm Growth
                                                    Fund, Inc. (since 1997); TRUSTEE -- State Farm
                                                    Mutual Fund Trust (since 2000).

James A. Shirk                                      DIRECTOR AND PRESIDENT -- Beer Nuts, Inc.;
56                                                  TRUSTEE -- State Farm Variable Product Trust
                                                    (since 1997); DIRECTOR -- State Farm Interim
                                                    Fund, Inc., State Farm Municipal Bond Fund, Inc.,
                                                    State Farm Balanced Fund, Inc., State Farm Growth
                                                    Fund, Inc.; TRUSTEE -- State Farm Mutual Fund
                                                    Trust (since 2000).

Donald A. Altorfer                                  CHAIRMAN, Altorfer, Inc. (dealer in heavy
57                                                  machinery and equipment, since 1998); PRESIDENT,
                                                    Capitol Machine Company (1991-1998); TRUSTEE --
                                                    State Farm Mutual Fund Trust (since 2000).

                   NAME AND AGE                        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------  --------------------------------------------------
Victor J. Boschini                                  PRESIDENT, Illinois State University (since 1999);
44                                                  VICE PRESIDENT, Illinois State University (1997 to
                                                    1999); Associate Provost, Butler University (1990
                                                    to 1997); TRUSTEE -- State Farm Mutual Fund Trust
                                                    (since 2000).

David L. Vance                                      PRESIDENT, Caterpillar University (since 2000);
49                                                  CHIEF ECONOMIST AND MANAGER of the Business
                                                    Intelligence Group, Caterpillar, Inc. (since
                                                    1994); Trustee -- State Farm Mutual Fund Trust
                                                    (since 2000).

------------

  * Trustees who would be "interested persons" of the Trust as defined in the 1940 Act. Mr. Rust is President, CEO and Director of SFIMC, and Mr. Joslin is Senior Vice President and Treasurer of SFIMC.

The following individuals previously served on the Boards of the Funds and are not standing to serve as trustees of the Trust:

                   NAME AND AGE                        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------  --------------------------------------------------
Albert H. Hoopes                                    ATTORNEY; TRUSTEE -- State Farm Variable Product
85                                                  Trust (since 1997).

Davis U. Merwin                                     INVESTOR; TRUSTEE -- State Farm Variable Product
71                                                  Trust (since 1997).

None of the Boards have established an audit, nominating or compensation committee. These functions are performed by the entire Boards of Directors. During 2000, each of the Boards of Directors conducted 4 meetings, including regularly scheduled and special meetings. Each Director attended at least 75% of the meetings of the Board of Directors during 2000.

If the Reorganization is approved, it is expected that Messrs. Rust and Joslin will serve as members of the Executive Committee that is authorized to exercise all of the powers of the Board of Trustees; however, the Executive Committee may not act where action is required by the entire Board under the 1940 Act. The entire Board will perform all other committee functions.

Directors or officers who are interested persons do not receive any compensation from the Funds for their services to the Funds but rather receive compensation from State Farm Mutual Automobile Insurance Company, the parent of SFIMC, and its affiliates, for their services. This will be the case for the Trust if the Reorganization is approved. The Trustees who are not interested persons of the Trust will receive a monthly retainer equal to $1,750, and a fee for each meeting of the Board of Trustees attended at a rate of $750 per meeting. Each series of the Trust and each other State Farm Mutual Fund will share in the expenses pro-rata based upon the relative net assets of each series as of the end of the most recently completed calendar quarter. In addition, Trustees who are not interested persons of the Trust will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

The table below shows the total compensation that all existing funds advised by SFIMC accrued for each disinterested director during the fiscal year ended November 30, 2000.

                                                                                               TOTAL COMPENSATION
                                                                                                 FROM THE FUND
                                                   AGGREGATE COMPENSATION                       COMPLEX PAID TO
           DIRECTOR (TRUSTEE)                          FROM EACH FUND                          DIRECTOR (TRUSTEE)
----------------------------------------  ----------------------------------------  ----------------------------------------
Thomas M. Mengler                                   Growth Fund: $2,700                             $13,900
                                                   Balanced Fund: $1,350
                                                     Interim Fund: $450
                                                 Municipal Bond Fund: $900
James A. Shirk                                      Growth Fund: $3,600                             $17,550
                                                   Balanced Fund: $1,800
                                                     Interim Fund: $600
                                                Municipal Bond Fund: $1,200
Donald Altorfer                                       Growth Fund: $0                                  $0
                                                     Balanced Fund: $0
                                                      Interim Fund: $0
                                                  Municipal Bond Fund: $0
Victor Boschini                                       Growth Fund: $0                                  $0
                                                     Balanced Fund: $0
                                                      Interim Fund: $0
                                                  Municipal Bond Fund: $0
David L. Vance                                        Growth Fund: $0                                  $0
                                                     Balanced Fund: $0
                                                      Interim Fund: $0
                                                  Municipal Bond Fund: $0

SELECTION OF THE AUDITORS FOR THE NEW FUNDS. By voting in favor of the Reorganization, stockholders of the Funds will be authorizing the Funds, in their capacity as initial shareholders of the Trust, to select Ernst & Young, LLP as auditors for the Trust for the fiscal year ending December 31, 2001. Ernst & Young, LLP currently serves as auditors of the Funds. Ernst & Young, LLP has no direct or indirect financial interest in the Funds or the Trust, except as auditors and independent accountants. A representative of Ernst & Young, LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and to make a statement if he or she wishes.

BOARD RECOMMENDATION. We have determined that the transactions contemplated by the Reorganization Agreement are advisable and in the best interests of the Funds' stockholders.

If stockholders do not approve the Reorganization, the Funds will continue in business as the Corporations.

                      THE DIRECTORS UNANIMOUSLY RECOMMEND
                       THAT THE STOCKHOLDERS APPROVE THE
                   REORGANIZATION BY VOTING "FOR" PROPOSAL 1.

                                   PROPOSAL 2
                      ELECTION OF NEW BOARDS OF DIRECTORS

INTRODUCTION. If the stockholders do not approve the Reorganization, stockholders will be asked to elect each of the seven nominees described below as Directors of the Funds. Directors elected at the Meeting will serve as directors until the next meeting of stockholders called for this purpose or until their successors are elected and qualified. Of these seven individuals, Messrs. Rust, Joslin, Mengler, and Shirk currently serve on the Boards of the Funds. Messrs. Boschini, Vance and Altorfer have not previously served on the Boards. Messrs. Hoopes and Merwin are not standing for re-election.

The following table shows each individual who is standing for election, his/her age, and their principal occupation or employment during the last five years.

                   NAME AND AGE                        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------  --------------------------------------------------
Edward B. Rust, Jr.*                                CHAIRMAN OF THE BOARD, CEO, AND DIRECTOR -- State
50                                                  Farm Mutual Automobile Insurance Company;
                                                    PRESIDENT, CEO, AND DIRECTOR -- State Farm Life
                                                    Insurance Company, State Farm Life and Accident
                                                    Assurance Company, State Farm Annuity and Life
                                                    Insurance Company, State Farm General Insurance
                                                    Company, State Farm Fire and Casualty Company,
                                                    State Farm Investment Management Corp.; TRUSTEE,
                                                    CHAIRMAN OF THE BOARD AND PRESIDENT (SINCE
                                                    1997) -- State Farm Variable Product Trust;
                                                    TRUSTEE AND PRESIDENT (SINCE 2000) -- State Farm
                                                    Mutual Fund Trust; CHAIRMAN OF THE BOARD AND
                                                    DIRECTOR (SINCE 1999) -- State Farm Federal
                                                    Savings Bank; PRESIDENT, CEO, AND DIRECTOR (SINCE
                                                    1997) -- State Farm VP Management Corp.;
                                                    PRESIDENT -- State Farm County Mutual Insurance
                                                    Company of Texas; DIRECTOR -- State Farm
                                                    Lloyds, Inc., State Farm International
                                                    Services, Inc., McGraw Hill Companies; CHAIRMAN OF
                                                    THE BOARD, PRESIDENT, AND TREASURER -- State Farm
                                                    Companies Foundation; PRESIDENT AND DIRECTOR --
                                                    State Farm Interim Fund, Inc., State Farm
                                                    Municipal Bond Fund, Inc., State Farm Balanced
                                                    Fund, Inc., State Farm Growth Fund, Inc.

Roger S. Joslin*                                    VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR
64                                                  VICE PRESIDENT, TREASURER, AND DIRECTOR -- State
                                                    Farm Mutual Automobile Insurance Company;
                                                    DIRECTOR -- State Farm Life Insurance Company,
                                                    State Farm Life and Accident Assurance Company,
                                                    State Farm Annuity and Life Insurance Company;
                                                    DIRECTOR, SENIOR VICE PRESIDENT, AND TREASURER --
                                                    State Farm General Insurance Company, State Farm
                                                    Lloyds, Inc., State Farm International
                                                    Services, Inc., State Farm Interim Fund, Inc.,
                                                    State Farm Municipal Bond Fund, Inc., State Farm
                                                    Balanced Fund, Inc., State Farm Growth
                                                    Fund, Inc.; SENIOR VICE PRESIDENT AND
                                                    TREASURER -- State Farm Investment Management
                                                    Corp.; TRUSTEE, VICE PRESIDENT AND TREASURER
                                                    (SINCE 1997) -- State Farm Variable Product Trust;
                                                    TRUSTEE, SENIOR VICE PRESIDENT AND TREASURER
                                                    (SINCE 2000) -- State Farm Mutual Fund Trust;
                                                    DIRECTOR, SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                                    OFFICER AND TREASURER (SINCE 1997) -- State Farm
                                                    VP Management Corp.; DIRECTOR, VICE PRESIDENT AND
                                                    TREASURER (SINCE 1999) -- State Farm Federal
                                                    Savings Bank; CHAIRMAN OF THE BOARD, TREASURER,
                                                    AND DIRECTOR -- State Farm Fire and Casualty
                                                    Company; TREASURER -- State Farm County Mutual
                                                    Insurance Company of Texas; ASSISTANT
                                                    TREASURER -- State Farm Companies Foundation.

Thomas M. Mengler                                   DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW;
47                                                  TRUSTEE -- State Farm Variable Product Trust
                                                    (since 1997); DIRECTOR -- State Farm Interim
                                                    Fund, Inc., State Farm Municipal Bond Fund, Inc.,
                                                    State Farm Balanced Fund, Inc., State Farm Growth
                                                    Fund, Inc. (since 1997); TRUSTEE -- State Farm
                                                    Mutual Fund Trust (since 2000).

James A. Shirk                                      DIRECTOR AND PRESIDENT -- Beer Nuts, Inc.;
56                                                  TRUSTEE -- State Farm Variable Product Trust
                                                    (since 1997); DIRECTOR -- State Farm Interim
                                                    Fund, Inc., State Farm Municipal Bond Fund, Inc.,
                                                    State Farm Balanced Fund, Inc., State Farm Growth
                                                    Fund, Inc.; TRUSTEE -- State Farm Mutual Fund
                                                    Trust (since 2000).

Donald A. Altorfer                                  CHAIRMAN, Altorfer, Inc. (dealer in heavy
57                                                  machinery and equipment, since 1998); PRESIDENT,
                                                    Capitol Machine Company (1991-1998); TRUSTEE --
                                                    State Farm Mutual Fund Trust (since 2000).

Victor J. Boschini                                  PRESIDENT, Illinois State University (since 1999);
44                                                  VICE PRESIDENT, Illinois State University (1997 to
                                                    1999); Associate Provost, Butler University (1990
                                                    to 1997); TRUSTEE -- State Farm Mutual Fund Trust
                                                    (since 2000).

David L. Vance                                      PRESIDENT, Caterpillar University (since 2000);
49                                                  CHIEF ECONOMIST AND MANAGER of the Business
                                                    Intelligence Group, Caterpillar, Inc. (since
                                                    1994); TRUSTEE -- State Farm Mutual Fund Trust
                                                    (since 2000).

------------

  * Directors who would be "interested persons" of the Funds as defined in the 1940 Act. Mr. Rust is President, CEO and Director of SFIMC, and Mr. Joslin is Senior Vice President and Treasurer of SFIMC.

The following individuals previously served on the Boards of the Funds and are not standing to serve as Directors of the Funds:

                   NAME AND AGE                        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------  --------------------------------------------------
Albert H. Hoopes                                    ATTORNEY; TRUSTEE -- State Farm Variable Product
85                                                  Trust (since 1997).

Davis U. Merwin                                     INVESTOR; TRUSTEE -- State Farm Variable Product
71                                                  Trust (since 1997).

None of the Boards have established an audit, nominating or compensation committee. These functions are performed by the entire Boards of Directors. During 2000, each of the Boards of Directors conducted 4 meetings, including regularly scheduled and special meetings. Each Director attended at least 75% of the meetings of the Board of Directors during 2000.

Directors or officers who are interested persons do not receive any compensation from the Funds for their services to the Funds but rather receive compensation from State Farm Mutual Automobile Insurance Company, the parent of SFIMC, and its affiliates, for their services. The directors who are not interested persons of the Funds will receive a monthly retainer equal to $1,750, and a fee for each meeting of the Board of Directors attended at a rate of $750 per meeting. Each Fund and each other State Farm Mutual Fund will share in the expenses pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Directors who are not interested persons of the Funds will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Funds.

The table below shows, for each individual named above as a disinterested director of the Funds, the total compensation that all existing funds advised by SFIMC accrued for each disinterested director during the fiscal year ended November 30, 2000.

                                                                                               TOTAL COMPENSATION
                                                                                                 FROM THE FUND
                                                   AGGREGATE COMPENSATION                       COMPLEX PAID TO
                DIRECTOR                               FROM EACH FUND                               DIRECTOR
----------------------------------------  ----------------------------------------  ----------------------------------------
Thomas M. Mengler                                   Growth Fund: $2,700                             $13,900
                                                   Balanced Fund: $1,350
                                                     Interim Fund: $450
                                                 Municipal Bond Fund: $900

James A. Shirk                                      Growth Fund: $3,600                             $17,550
                                                   Balanced Fund: $1,800
                                                     Interim Fund: $600
                                                Municipal Bond Fund: $1,200

Donald Altorfer                                       Growth Fund: $0                                  $0
                                                     Balanced Fund: $0
                                                      Interim Fund: $0
                                                  Municipal Bond Fund: $0

Victor Boschini                                       Growth Fund: $0                                  $0
                                                     Balanced Fund: $0
                                                      Interim Fund: $0
                                                  Municipal Bond Fund: $0

David L. Vance                                        Growth Fund: $0                                  $0
                                                     Balanced Fund: $0
                                                      Interim Fund: $0
                                                  Municipal Bond Fund: $0

BOARD RECOMMENDATION. We have determined that approval of the nominees is advisable and in the best interests of the Funds' stockholders.

                      THE DIRECTORS UNANIMOUSLY RECOMMEND
                        THAT THE STOCKHOLDERS RATIFY THE
               ELECTION OF DIRECTORS BY VOTING "FOR" PROPOSAL 2.

                                   PROPOSAL 3
                      CHANGING THE INVESTMENT OBJECTIVE OF
                           GROWTH FUND, BALANCED FUND
                                AND INTERIM FUND

INTRODUCTION. At the Meeting, stockholders of Growth Fund, Balanced Fund, and Interim Fund will be asked to approve an amendment to each Fund's investment objective. Currently, each Fund's investment objective is fundamental -- meaning that it can only be changed by a vote of a majority of the outstanding shares of that Fund as set forth in the 1940 Act. Each Fund's investment objective will remain fundamental unless that Fund's stockholders approve Proposal 4, as set forth below, at this Meeting.

IF APPROVED BY STOCKHOLDERS, WHEN WILL THE AMENDED INVESTMENT OBJECTIVE TAKE EFFECT? If stockholders of a Fund approve the Fund's proposed amended investment objective, the amendment will take effect as soon as practicable after the Meeting and will apply to the Trust upon completion of the Reorganization. If stockholders do not approve the Reorganization, but approve the below proposals, these changes will apply to the Funds.

                                 PROPOSAL 3(a)
                      CHANGING THE INVESTMENT OBJECTIVE OF
                                  GROWTH FUND

Growth Fund's current investment objective is to seek long-term growth of capital and income. At a meeting of Growth Fund's Board of Directors on December 15, 2000, the Board approved an amendment to the Fund's investment objective to de-emphasize growth of income. The Board also recommended that the amendment be submitted to the Fund's stockholders for approval at the Meeting. If approved by stockholders, Growth Fund's investment objective would be to seek long-term growth of capital which may be supplemented by income. The Fund's current and proposed amended investment objectives are set forth below:

CURRENT INVESTMENT OBJECTIVE                                   AMENDED INVESTMENT OBJECTIVE
----------------------------                        --------------------------------------------------
To seek long-term growth of capital and income.     To seek long-term growth of capital which may be
                                                    supplemented by income.

WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Growth Fund's investment objective since 1985 has been to seek growth of capital and income. In order to fulfill this objective, SFIMC purchases stocks for the Fund's portfolio for their long-term potential to generate capital gains, or growth in income, or both. SFIMC believes that, under current market conditions, it may become difficult to fulfill the Fund's objective to seek growth of capital, while at the same time fulfilling its objective to seek growth of income. This is because most growth-oriented securities may, but do not always provide current income or necessarily possess dividend-growth potential. Accordingly, SFIMC believes that amending the investment objective would more accurately reflect the current market conditions and be in the best interests of the Fund's stockholders.

The amended statement of Growth Fund's investment objective is intended to more accurately describe the characteristics of securities that the Fund would generally expect to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Fund's Board believes that the amendment to Growth Fund's investment objective is in the best interests of stockholders.

                THE BOARD OF GROWTH FUND UNANIMOUSLY RECOMMENDS
                  THAT THE STOCKHOLDERS APPROVE THE CHANGE IN
                     GROWTH FUND'S INVESTMENT OBJECTIVE BY
                          VOTING "FOR" PROPOSAL 3(a).

                                 PROPOSAL 3(b)
                      CHANGING THE INVESTMENT OBJECTIVE OF
                                 BALANCED FUND

Balanced Fund's current investment objective is to seek income and some long-term growth of both principal and income. At a meeting of Balanced Fund's Board of Directors on December 15, 2000, the Board approved an amendment to the Fund's investment objective to change the investment objective to "long-term growth of principal while providing some current income." The Board also recommended that the amendment be submitted to the Fund's stockholders for approval at the Meeting. If approved by stockholders, Balanced Fund's investment objective would be to seek long-term growth of principal while providing some current income. The Fund's current and proposed amended investment objectives are set forth below:

CURRENT INVESTMENT OBJECTIVE                                   AMENDED INVESTMENT OBJECTIVE
----------------------------                        --------------------------------------------------
To seek income and some long-term growth of both    To seek long-term growth of principal while
principal and income.                               providing some current income.

WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Balanced Fund's investment objective since inception has been to seek income and some long-term growth of both principal and income. In order to fulfill this objective, the Fund invests in common stocks that SFIMC believes have the potential for long-term capital gain. The income provided by these common stocks is usually incidental to their selection. The Fund also invests at least 25% of its total assets in fixed income securities to provide relative stability of principal and income. The Fund's Board believes that amending the investment objective would more accurately describe the characteristics of the securities that the Fund generally expects to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Fund's Board believes that the amendment to Balanced Fund's investment objective is in the best interests of stockholders.

               THE BOARD OF BALANCED FUND UNANIMOUSLY RECOMMENDS
                  THAT THE STOCKHOLDERS APPROVE THE CHANGE IN
                    BALANCED FUND'S INVESTMENT OBJECTIVE BY
                          VOTING "FOR" PROPOSAL 3(b).

                                 PROPOSAL 3(c)
                      CHANGING THE INVESTMENT OBJECTIVE OF
                                  INTERIM FUND

Interim Fund's current investment objective is to seek the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). At a meeting of Interim Fund's Board of Directors on December 15, 2000, the Board approved an amendment to the Fund's investment objective to change the investment objective to seek the realization over a period of years of the highest yield consistent with relatively low price volatility. The Board also recommended that the amendment be submitted to the Fund's stockholders for approval at the Meeting. The Fund's current and proposed amended investment objectives are set forth below:

CURRENT INVESTMENT OBJECTIVE                                   AMENDED INVESTMENT OBJECTIVE
----------------------------                        --------------------------------------------------
To seek the realization over a period of years of   To seek the realization over a period of years of
the highest yield consistent with relative price    the highest yield consistent with relatively low
stability (relatively low volatility).              price volatility.

WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Interim Fund's investment objective since inception has been to seek the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). In order to fulfill this objective, the Fund invests in high quality debt securities that offer yields commensurate with the credit quality of the issuer. The Fund's Board believes that amending the investment objective would more accurately describe the current market conditions in such debt securities and the characteristics of the securities that the Fund generally expects to hold. While this change in investment objective is not expected to affect the Fund's total return, there can be no assurances in this regard. For the reasons set forth above, the Fund's Board believes that the amendment to Interim Fund's investment objective is in the best interests of stockholders.

                THE BOARD OF INTERIM FUND UNANIMOUSLY RECOMMENDS
                  THAT THE STOCKHOLDERS APPROVE THE CHANGE IN
                     INTERIM FUND'S INVESTMENT OBJECTIVE BY
                          VOTING "FOR" PROPOSAL 3(c).

                                   PROPOSAL 4
                      AUTHORIZE BOARD TO CHANGE INVESTMENT
                    OBJECTIVES WITHOUT STOCKHOLDER APPROVAL

The investment objective of each of Growth Fund, Balanced Fund, Interim Fund and Municipal Bond Fund is "fundamental," meaning that it may not be amended, in whole or in part, without prior stockholder approval. By reclassifying the fundamental investment objective of each Fund as non-fundamental, the board of the Trust will be able to change a Fund's investment objective without stockholder approval.

SFIMC recommended to the Boards that the investment objective of each of these Funds be reclassified as non-fundamental to provide SFIMC greater flexibility and latitude in managing the Funds. In addition, previous state securities regulations had encouraged investment companies to adopt fundamental investment objectives. Changes in the federal securities laws no longer require investment companies, such as the Funds, to comply with substantive state regulations. Each Fund's Board expects that you will benefit from this proposed change because they will be able to amend the Fund's investment objectives without incurring the time and the costs of a stockholder vote. Each Board also believes that this additional flexibility to respond to new developments and changing trends in the marketplace may make each Fund more competitive among its peers.

If stockholders authorize changing a Fund's investment objectives to non-fundamental investment objectives, this change will apply to the Trust upon completion of the Reorganization. If stockholders do not approve the Reorganization, but approve this Proposal, this change will apply to the Funds and will become effective on April 2, 2001. In either case, in the future, SFIMC will recommend to either the Funds' or Trust's Boards or Board, and the Board will have the authority to approve, modifications to a Fund's investment objective without the Fund incurring the expense and time associated with calling a special stockholder's meeting and soliciting proxies from stockholders. SFIMC may make such a recommendation to modify an objective to address changing market conditions. SFIMC could also recommend to the Board that a Fund's investment objective be changed completely if it believes that such change would be in the best interests of the Fund's stockholders.

In the event the Board ever approves a material change to a Fund's non-fundamental investment objective, the Fund will provide prior written notice of the change to shareholders of that series of the Trust (should the Reorganization be approved) or Fund.

Approval of the reclassification of a Fund's fundamental investment objective as non-fundamental requires the affirmative vote of a majority of the outstanding shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding shares of the Fund present at such Meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of that Fund. If stockholders of a particular Fund do not approve the proposal, the current investment objective will remain fundamental for that Fund.

                   THE BOARDS UNANIMOUSLY RECOMMEND THAT THE
                STOCKHOLDERS OF EACH FUND APPROVE CHANGING THAT
                   FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO
                  NON-FUNDAMENTAL BY VOTING "FOR" PROPOSAL 4.

                                   PROPOSAL 5
                       CHANGES TO THE FUNDS' FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

INTRODUCTION. Each of Growth Fund, Balanced Fund, Interim Fund and Municipal Bond Fund is subject to certain investment restrictions that govern that Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions as fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the board of a fund without shareholder approval. The Funds have adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information, that cannot be changed without the requisite stockholder approval described below. Restrictions that each Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without stockholder approval.

WHY IS THE BOARD RECOMMENDING THE AMENDMENT? Since each Fund was established, certain legal and regulatory requirements applicable to registered investment companies (also referred to as "funds") changed. For example, certain restrictions imposed by state laws and regulations were preempted by a federal securities law and therefore are no longer applicable to funds. As a result of this change in federal law, the Funds currently are subject to several fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all.

A number of the fundamental restrictions that the Funds have adopted in the past also reflect regulatory, business or industry conditions, practices or requirements that at one time, for a variety of reasons, led to the imposition of limitations on the management of the Funds' investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental restrictions are considered by SFIMC to be unnecessary or unwarranted. In addition, other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental restrictions. Accordingly, the Board of each Fund recommends that the Fund's stockholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. Certain sub-proposals request that stockholders approve the elimination of a fundamental investment restriction. If stockholders approve those sub-proposals, the Board of each Fund may adopt non-fundamental investment policies or modify existing non-fundamental investment policies at any time without stockholder approval.

The purpose of each sub-proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives and policies and to standardize the Funds' policy in this area with all other State Farm Funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

By both standardizing and reducing the total number of investment restrictions that can be changed only by a stockholder vote, the Board of each Fund believes that it will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject, and that each Fund will be able to minimize the costs and delays associated with holding future stockholder meetings to revise fundamental investment restrictions that have become outdated or inappropriate. The Boards also believe that SFIMC's ability to manage the Funds' assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

WILL APPROVAL OF THESE CHANGES RESULT IN CHANGES TO EACH FUND'S INVESTMENT STRATEGY OR RISK? Although the proposed changes in fundamental investment restrictions will provide each Fund greater flexibility to respond to future investment opportunities, the Boards do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. The Boards also do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in each Fund. If the Boards determine in the future to change materially the manner in which the Funds are managed, the Funds' prospectus will be amended.

WHAT SPECIFIC CHANGES TO EACH FUND'S INVESTMENT RESTRICTIONS ARE RECOMMENDED? The recommended changes are specified below in the sub-proposals.

WHAT VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO EACH FUND'S INVESTMENT RESTRICTIONS? Stockholders are requested to vote on each sub-proposal in Proposal 5 separately. For each Fund, each sub-proposal requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Fund present at the meeting in person or by proxy, if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) a majority of the Fund's outstanding shares.

IF APPROVED BY STOCKHOLDERS, WHEN WILL THE AMENDED INVESTMENT RESTRICTIONS TAKE EFFECT? If stockholders of a Fund approve the Fund's proposed amended investment restrictions, the amendment will take effect as soon as practicable after the Meeting and will apply to the Trust upon completion of the Reorganization. If stockholders do not approve the Reorganization, but approve all or some of the below proposals, those proposals that have been approved will apply to the Funds effective April 2, 2001.

                             PROPOSAL 5(a) AND 5(b)
                    CHANGING THE INVESTMENT RESTRICTIONS OF
                         GROWTH FUND AND BALANCED FUND

A.  DIVERSIFICATION.

Each Fund is currently subject to a fundamental investment restriction limiting the amount of its assets that can be invested in the securities of any one issuer. It is proposed that this current fundamental restriction be amended to conform to the language of the 1940 Act and to the fundamental investment restriction on diversification to which other State Farm Mutual Funds are subject. The current fundamental restriction is set forth below:

    The Fund may not invest more than 5% of the market value of its assets (valued at the time of investment) in the securities of any one issuer, except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, and excluding from such restriction investments in obligations of the U.S. government, and may not purchase more than 10% of the voting securities, more than 10% of the aggregate long-term debt, or more than 10% of any other class of security, of any issuer.

The Board of each Fund proposes that the fundamental investment restriction on diversification be amended as follows:

    The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

Each of the Funds currently operates as a diversified fund within the meaning of the 1940 Act. However, the current policy does not follow the exact definition of a "diversified" company as set forth in the 1940 Act. Therefore, the proposed amendment would conform the diversification policy of the Funds to the specific language of the 1940 Act and to the diversification policy of the other diversified State Farm Mutual Funds. The Boards also believe that the proposed amendment may increase the Funds' flexibility when choosing investments in the future in the event the laws on diversification change over time.

B.  INVESTING IN UNSEASONED ISSUERS.

Each Fund is currently subject to a fundamental investment restriction limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below:

    The Fund may not invest more than 5% of the market value of its total assets (at the time of the investment) in securities of companies with records of less than three years continuous operation, including that of predecessors.

Each Fund originally adopted this restriction to address state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board of each Fund recommends that stockholders of each Fund eliminate this fundamental investment restriction. Under current federal law, the state law requirements no longer apply to each Fund. In addition, the Boards believe that its elimination could increase the Funds' flexibility when choosing investments in the future.

C.  LENDING.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to make loans except by the purchase of bonds or other obligations of types commonly distributed publicly or privately to financial institutions. It is proposed that the current fundamental restriction be amended to permit greater flexibility in making loans. The current fundamental restriction is set forth below:

    The Fund may not make loans except by the purchase of bonds or other obligations or types commonly distributed publicly or privately to financial institutions.

The Board of each Fund proposes that the fundamental investment restriction on loans be amended as follows:

    The Fund may not lend any security or make any other loan, except through
    (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and
    (c) loans of securities as permitted by applicable law.

A repurchase agreement is a transaction in which a fund purchases a security from a bank or securities dealer and simultaneously agrees to re-sell that security to the bank or dealer at an agreed upon price on a set date. A fund uses repurchase agreements as a way to put otherwise uninvested cash to work. Repurchase agreements carry risks related to the creditworthiness of the counterparty, but each Fund would enter into repurchase agreements only with banks and dealers SFIMC believes present minimal credit risks and the obligations of the counterparty would be fully secured. SFIMC periodically reviews and monitors the creditworthiness of repurchase agreement counterparties.

The proposed new restriction would also permit each Fund to loan its portfolio securities, up to a limit of 33% of the Fund's total assets. Banks and broker-dealers often need to borrow securities to fulfill their own obligations and will pay the lender of the security. In a securities lending program, the borrower's obligations are generally fully collateralized. The lending fund generally receives any income generated by the loaned security and retains all or part of the income earned by the invested collateral. The lending fund generally can call the loan and regain the security to regain its right to vote on matters affecting that security. Securities lending can present risks if the borrower defaults, and the lending fund could incur costs or delays in enforcing its rights.

The Funds have periodically evaluated whether lending the portfolio securities of the Funds would be desirable and have concluded in the past that the additional income that would be generated by a securities lending program would not justify the administrative burden and risk. However, the

Funds' Boards believe that it would be desirable to specifically have the ability to implement a securities lending program if, at a later date, the Boards determine that doing so is in the best interests of the Funds and their stockholders.

D.  BORROWING.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to borrow money from any source in excess of 10% of its gross assets (taken at cost), and then only as a temporary measure for extraordinary or emergency purposes; or mortgage, pledge or hypothecate in excess of 15% of its gross assets (taken at cost). It is proposed that the current fundamental restriction be amended to permit greater flexibility in borrowing. The current fundamental restriction is set forth below:

    The Fund may not borrow money from any source in excess of 10% of its gross assets (taken at cost), and then only as a temporary measure for extraordinary purposes; or mortgage, pledge or hypothecate in excess of 15% of its gross assets (taken at cost).

The Board of each Fund proposes that the fundamental investment restriction on borrowing be amended as follows:

    The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

The 1940 Act requires that a fund state a fundamental policy regarding borrowing. As currently stated, each Fund's restriction is significantly more limiting than the requirements of the 1940 Act. The proposed amendment would allow each Fund to borrow from banks up to 33 1/3% of the value of its total assets, the maximum amount allowed by law, and, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets. The proposed amendment also permits each Fund to obtain short-term credits through its custodian as may be necessary for the clearance of purchases and sales of portfolio securities. Any borrowings would be for temporary purposes (generally to meet redemptions).

The increase in the maximum amount of each Fund's borrowings would give the Funds more flexibility to borrow to meet their temporary or emergency cash flow needs. Any such borrowings would be for temporary or emergency purposes, and not for the purpose of generating cash to make investments. The ability to borrow has the potential to create leverage, which tends to magnify changes in a Fund's performance. To reduce the amount of leverage that may actually exist, each Fund will repay most borrowings (leaving outstanding borrowings equal to no more than 5% of the Fund's total assets, plus amounts a Fund is owed for portfolio securities it has already sold) before making any new investments.

E. OWNERSHIP OF SECURITIES OF ISSUERS IN WHICH AFFILIATES OF THE FUND HAVE INVESTED.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase or retain the securities of any issuer if those officers and directors of the Fund or SFIMC owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. It is proposed that the current fundamental restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not purchase or retain the securities of any issuer if those officers and directors of the Fund or the investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. The purpose of the state law that required this restriction was to reduce conflicts of interest in the management of mutual funds. However, the policy focused on fund investments rather than investments by fund officers and trustees. Each Fund has a code of ethics that was adopted in accordance with the rules of the Securities and Exchange Commission and governs the personal securities transactions of each Fund's officers and trustees, and the employees of SFIMC. The Board of each Fund believes that the restrictions on personal investments in the code of ethics are a better way to prevent the occurrence of conflicts of interest. Therefore, it is proposed that this restriction be eliminated.

F.  MARGIN PURCHASES, SHORT SALES AND PUTS OR CALLS.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase securities on margin, sell securities short or engage in puts or calls. The existing restriction is not required to be a fundamental investment restriction under the 1940 Act. It is proposed that the current fundamental restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not purchase securities on margin, sell securities short, or engage in puts or calls or any combination thereof.

Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Funds' current fundamental investment restriction prohibits them from purchasing securities on margin. Policies of the Securities and Exchange Commission allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2-5% of the value of the underlying contract and are marked-to-market on a daily basis. The Funds do not presently intend to purchase securities on margin, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in margin purchases.

In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities. The Funds do not presently intend to sell securities short, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in selling securities short.

A call gives the holder the right to buy a security at a certain price within a specific period of time. Calls are very similar to having a long position on a security. Buyers of calls hope that the security will increase substantially before the option expires, so that they can then buy and quickly resell the amount of securities specified in the contract, or merely be paid the difference in the price of the securities, when they go to exercise the option.

A put gives the holder the right to sell a security at a certain price within a specific period of time. Puts are very similar to having a short position on a security. Buyers of puts are betting that the price of the security will fall before the option expires, thus enabling them to sell it at a price higher than its current market value and reap an instant profit.

The Funds do not presently intend to engage in puts or calls, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in engaging in puts or calls. Investing in options may pose the risk that there could be a significant difference between the securities markets and the options markets. This imperfect correlation between these markets could cause an options transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market would exist at the time a Fund would seek to close out an option position if the Fund engaged in such transactions.

Elimination of the current fundamental investment restriction is unlikely to affect the management of the Funds. The 1940 Act requirements relating to margin purchases and short sales will continue to apply to the Funds.

The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

G. UNDERWRITING AND INVESTMENTS IN REAL ESTATE, COMMODITIES OR COMMODITY CONTRACTS.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to act as a securities underwriter or invest in real estate, commodities or commodity contracts. It is proposed that the current fundamental restriction be amended, so that there are three separate investment restrictions relating to underwriting, investing in real estate and investing in commodities. The current fundamental restriction is set forth below:

    The Fund may not act as a securities underwriter or invest in real estate, commodities or commodity contracts.

The Board of each Fund proposes that the fundamental investment restriction on underwriting be amended as follows:

    The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

The Board of each Fund proposes that the fundamental investment restriction on investing in real estate be amended as follows:

    The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

The Board of each Fund proposes that the fundamental investment restriction on commodities be amended as follows:

    The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures,
    (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

H.  INVESTMENT COMPANIES.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation. The Boards recommend that this investment restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation.

This restriction is not required by the 1940 Act to be fundamental; however, the 1940 Act does not permit funds to invest more than 5% of their total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. If stockholders approve eliminating this restriction, it is expected that the Board of each Fund will adopt a non-fundamental investment restriction for each Fund that permits it to invest in investment companies in accordance with the restrictions imposed by the 1940 Act. To the extent a Fund invests in shares of another fund, it will have the effect of requiring stockholders to pay the expenses of the Fund, as well as the stockholder's proportionate expenses of the second fund.

I.  EXERCISING MANAGEMENT OR CONTROL.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in the securities of a company for the purpose of exercising management or control. It is proposed that this current fundamental restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not invest in the securities of a company for the purpose of exercising management or control.

This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. A fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer. The restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company. Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Funds' investment practices or management because the Funds currently have no intention of investing in companies for the purpose of obtaining or exercising management or control. In addition, the Board of each Fund believes that its elimination could increase the Funds' flexibility when choosing investments in the future. Therefore, it is proposed that this restriction be eliminated.

J.  INDUSTRY CONCENTRATION.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to concentrate its investments in any one industry. It is proposed that the current fundamental restriction be amended to read consistent with how the staff of the Securities and Exchange Commission interprets "concentration" under the Investment Company Act of 1940, with the policy applying to 25% or more of each Fund's total assets. The current fundamental restriction is set forth below:

    The Fund may not concentrate its investments in any one industry.

The Board of each Fund proposes that the fundamental investment restriction on industry concentration be amended as follows:

    The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

The purpose of this proposal is to clarify each Fund's fundamental policy on industry concentration and to conform each Fund's policy in this area to the interpretation of the Securities and Exchange Commission, and to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm Mutual Funds are subject.

K.  SENIOR SECURITIES.

Currently, the Funds do not have a fundamental investment restriction regarding the issuance of senior securities. The Board of each Fund proposes that the following fundamental investment restriction on issuing senior securities be adopted:

    The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

The purpose of this proposal is to clarify each Fund's fundamental policy on the issuance of senior securities and to conform each Fund's policy in this area to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm Mutual Funds are subject.

                  THE BOARDS OF GROWTH FUND AND BALANCED FUND
                 UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF
                 EACH OF GROWTH FUND AND BALANCED FUND APPROVE
             THE CHANGES IN THAT FUND'S FUNDAMENTAL RESTRICTIONS BY
           VOTING "FOR" EACH SUB-PROPOSAL IN PROPOSAL 5(a) AND 5(b).

                             PROPOSAL 5(c) AND 5(d)
                    CHANGING THE INVESTMENT RESTRICTIONS OF
                      INTERIM FUND AND MUNICIPAL BOND FUND

A.  DIVERSIFICATION.

Each Fund is currently subject to fundamental investment restrictions limiting the amount of its assets that can be invested in the securities of any one issuer. It is proposed that the current fundamental restrictions be amended to conform to the language of the 1940 Act and to the fundamental investment restriction on diversification to which other State Farm Mutual Funds are subject. The current fundamental restrictions are set forth below:

    The [Interim] Fund may not invest more than 5% of the Fund's total assets in the securities of any one issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, which may be purchased without limitation.

    The [Municipal Bond] Fund may not purchase more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class) except U.S. government obligations.

The Board of each Fund proposes that the fundamental investment restrictions on diversification be amended as follows:

    The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

Each of the Funds currently operates as a diversified fund within the meaning of the 1940 Act. However, the current policy does not follow the exact definition of a "diversified" company as set forth in the 1940 Act. Therefore, the proposed amendment would conform the diversification policy of the Funds to the specific language of the 1940 Act and to the diversification policy of the other diversified State Farm Mutual Funds. The Boards also believe that the proposed amendment may increase the Funds' flexibility when choosing investments in the future in the event the laws on diversification change over time.

B.  BORROWING.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to borrow money, except from banks for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing. It is proposed that the current fundamental restriction be amended to permit greater flexibility in borrowing. The current fundamental restriction is set forth below:

    The Fund may not borrow money, except from banks for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing.

Each Fund's Board proposes that the fundamental investment restriction on borrowing be amended as follows:

    The Fund may not borrow money, except that, for temporary purposes,:
    (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

The 1940 Act requires that a fund state a fundamental policy regarding borrowing. As currently stated, the Fund's restriction is significantly more limiting than the requirements of the 1940 Act. The proposed amendment would allow each Fund to borrow from banks up to 33 1/3% of the value of its total assets, the maximum amount allowed by law, and, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets. The proposed amendment also permits a Fund to obtain short-term credits through its custodian as may be necessary for the clearance of purchases and sales of portfolio securities. Any borrowings would be for temporary purposes (generally to meet redemptions).

The increase in the maximum amount of a Fund's borrowings would give the Fund more flexibility to borrow to meet its temporary or emergency cash flow needs. Any such borrowings would be for temporary or emergency purposes, and not for the purpose of generating cash to make investments. The ability to borrow has the potential to create leverage, which tends to magnify changes in a Fund's performance. To reduce the amount of leverage that may actually exist, each Fund will repay most borrowings (leaving outstanding borrowings equal to no more than 5% of the Fund's total assets, plus amounts the Fund is owed for portfolio securities it has already sold) before making any new investments.

C.  LENDING.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by its investment restriction on borrowing described above, the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value. Each Fund is also subject to a fundamental investment restriction that does not permit it to make loans to others (except, in the case of Interim Fund, to the extent that the purchase of debt securities may be deemed the making of a loan and, in the case of Municipal Bond Fund, to the extent that the purchase of municipal bonds, money market instruments or U.S. treasury securities may be deemed the making of a loan). It is proposed that the current fundamental restriction be amended to permit greater flexibility in making loans. The current fundamental restriction is set forth below:

    The Fund may not pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by [its investment restriction on borrowing described above], the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value.

    [Interim Fund only] The Fund may not make loans to others (except to the extent that the purchase of debt securities may be deemed the making of a loan).

    [Municipal Bond Fund only] The Fund may not make loans to others (except to the extent that the purchase of municipal bonds, money market instruments or U.S. treasury securities may be deemed the making of a loan).

The Board of each Fund proposes that each Fund's fundamental investment restriction on loans be amended as follows:

    The Fund may not lend any security or make any other loan, except through
    (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and
    (c) loans of securities as permitted by applicable law.

The proposed amendment will permit the Funds to do two things they cannot now do -- invest in repurchase agreements and lend portfolio securities.

A repurchase agreement is a transaction in which a fund purchases a security from a bank or securities dealer and simultaneously agrees to re-sell that security to the bank or dealer at an agreed upon price on a set date. A fund uses repurchase agreements as a way to put otherwise uninvested cash to work. Repurchase agreements carry risks related to the creditworthiness of the counterparty, but the Funds would enter into repurchase agreements only with banks and dealers SFIMC believes present minimal credit risks and the obligations of the counterparty would be fully secured. SFIMC periodically reviews and monitors the creditworthiness of repurchase agreement counterparties.

The proposed new restriction would also permit the Funds to loan its portfolio securities, up to a limit of 33% of a Fund's total assets. Banks and broker-dealers often need to borrow securities to fulfill their own obligations and will pay the lender of the security. In a securities lending program, the borrower's obligations are generally fully collateralized. The lending fund generally receives any income generated by the loaned security and retains all or part of the income earned by the invested collateral. The lending fund can generally call the loan and regain the security to regain its right to vote on matters affecting that security. Securities lending can present risks if the borrower defaults, and the lending fund could incur costs or delays in enforcing its rights.

The Funds have periodically evaluated whether lending the portfolio securities of the Funds would be desirable and have concluded in the past that the additional income that would be generated by a securities lending program would not justify the administrative burden and risk. However, each Fund's Board believes that it would be desirable to have the ability to implement a securities lending program if, at a later date, the Board determines that doing so is in the best interests of the Fund and its stockholders.

D.  UNDERWRITING.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to act as a securities underwriter. It is proposed that the current fundamental restriction be amended to clarify the Fund's permitted investments. The current fundamental restriction is set forth below:

    The Fund may not underwrite any securities issued by other persons.

The Fund's Board proposes that the fundamental investment restriction on underwriting be amended as follows:

    The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

The purpose of this change is to clarify the Fund's permitted investments and to conform each Fund's policies in these areas to policies that are expected to become standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

E.  REAL ESTATE.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in real estate. It is proposed that the current fundamental restrictions be amended, so that the restrictions conform to policies that are standard for all State Farm Mutual Funds. The current fundamental restriction is set forth below:

    [Interim Fund only] The Fund may not purchase or sell real estate, but the Fund may invest in securities secured by real estate or interests therein.

    [Municipal Bond Fund only] The Fund may not purchase or sell real estate, but the Fund may invest in municipal bonds or money market instruments secured by real estate or interests therein.

The Board of each Fund proposes that the fundamental investment restriction on investing in real estate be amended as follows:

    The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

The purpose of the proposed amendment is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

F.  COMMODITIES.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in commodities or commodity contracts. It is proposed that the current fundamental restriction be amended, so that the restriction conforms to policies that are standard for all State Farm Mutual Funds. The current fundamental restriction is set forth below:

    The Fund may not purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs.

The Board of each Fund proposes that the fundamental investment restriction on commodities be amended as follows:

    The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures,
    (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

G.  MARGIN PURCHASES, SHORT SALES AND PUTS OR CALLS.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase securities on margin or sell securities short, but permits short-term credits for settlement purposes and the purchase or sale of puts or calls. The existing restriction is not required to be a fundamental investment restriction under the 1940 Act. It is proposed that the current fundamental restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof.

Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Funds' current fundamental investment restriction prohibits them from purchasing securities on margin. Policies of the Securities and Exchange Commission allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2-5% of the value of the underlying contract and are marked-to-market on a daily basis. The Funds do not presently intend to purchase securities on margin, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in margin purchases.

In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities. The Funds do not presently intend to sell securities short, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in selling securities short.

A call gives the holder the right to buy a security at a certain price within a specific period of time. Calls are very similar to having a long position on a security. Buyers of calls hope that the security will increase substantially before the option expires, so that they can then buy and quickly resell the amount of securities specified in the contract, or merely be paid the difference in the price of the securities, when they go to exercise the option.

A put gives the holder the right to sell a security at a certain price within a specific period of time. Puts are very similar to having a short position on a security. Buyers of puts are betting that the price of the security will fall before the option expires, thus enabling them to sell it at a price higher than its current market value and reap an instant profit.

The Funds do not presently intend to engage in puts or calls, but the proposed amendment would permit the Funds to do so. If the intention of the Funds should change, the Statement of Additional Information for the Funds would disclose the risks involved in engaging in puts or calls. One risk of investing in puts or calls is that there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.

Elimination of the current fundamental investment restriction is unlikely to affect the management of the Funds. The 1940 Act requirements relating to margin purchases, short sales and puts and calls will continue to apply to the Funds.

The purpose of these changes is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Fund and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject.

H. OWNERSHIP OF SECURITIES OF ISSUERS IN WHICH AFFILIATES OF THE FUND HAVE INVESTED.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase or retain the securities of any issuer if those officers and directors of the Fund or SFIMC owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. It is proposed that the current fundamental restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not purchase or retain for the portfolio of the Fund the securities of any issuer if, to the Fund's knowledge, those directors and officers of the Fund who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such outstanding securities.

This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. The purpose of the state law that required this restriction was to reduce conflicts of interest in the management of mutual funds. However, the policy focused on fund investments rather than investments by fund officers and trustees. Each Fund has a code of ethics that was adopted in accordance with the rules of the Securities and Exchange Commission and governs the personal securities transactions of each Fund's officers and trustees, and the employees of SFIMC. The Board of each Fund believes that the restrictions on personal investments in the code of ethics are a better way to prevent the occurrence of conflicts of interest. Therefore, it is proposed that this restriction be eliminated.

I.  RESTRICTED STOCK.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase restricted securities. Restricted securities are privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The Boards recommend that this investment restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not purchase securities subject to restrictions on disposition under the Securities Act of 1933.

This restriction is not required by the 1940 Act to be fundamental. Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Funds. The Funds do not presently intend to purchase restricted securities, but the proposed amendment would permit the Funds to do so.

The purpose of this change is to clarify each Fund's permitted investments and to conform each Fund's policies in these areas to policies that are standard for all State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the Funds are subject. As a result, the Board of each Fund proposes that this restriction be eliminated.

J.  INVESTMENT COMPANIES.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation. The Boards recommend that this investment restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not purchase securities of other investment companies or investment trusts, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, and then only in an amount up to 5% of the value of the Fund's total assets, or except as a part of a plan of merger or consolidation.

This restriction is not required by the 1940 Act to be fundamental; however, the 1940 Act does not permit funds to invest more than 5% of their total assets in the securities of any single investment company or more than 10% of their total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. If stockholders approve eliminating this restriction, it is expected that the Board of each Fund will adopt a non-fundamental investment restriction for each Fund that permits it to invest in investment companies in accordance with the restrictions imposed by the 1940 Act. To the extent a Fund invests in shares of another fund, it will have the effect of requiring stockholders to pay the expenses of the Fund, as well as the stockholder's proportionate expenses of the second fund.

K.  EXERCISING MANAGEMENT OR CONTROL.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to invest in the securities of a company for the purpose of exercising management or control. It is proposed that this current fundamental restriction be deleted. The current fundamental restriction is set forth below:

    The Fund may not invest in the securities of a company for the purpose of exercising management or control.

This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to each Fund. A fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer. The restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company. Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Funds' investment practices or management because the Funds currently have no intention of investing in companies for the purpose of obtaining or exercising management or control. In addition, the Board of each Fund believes that its elimination could increase the Funds' flexibility when choosing investments in the future. Therefore, it is proposed that this restriction be eliminated.

L.  INVESTING IN UNSEASONED ISSUERS.

Each Fund is currently subject to a fundamental investment restriction limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below:

    The Fund may not invest more than 5% of the market value of the Fund's total assets (at the time of the investment) in securities of companies with records of less than three years' continuous operation, including that of predecessors.

Each Fund originally adopted this restriction to address state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board of each Fund recommends that stockholders of each Fund eliminate this fundamental investment restriction. Under current federal law, the state law requirements no longer apply to each Fund. In addition, the Boards believe that elimination of this restriction could increase the Funds' flexibility when choosing investments in the future.

M.  INDUSTRY CONCENTRATION.

Each Fund is currently subject to a fundamental investment restriction that does not permit it to concentrate its investments in any one industry. It is proposed that the current fundamental restriction be amended to read consistent with how the staff of the Securities and Exchange Commission interprets "concentration" under the Investment Company Act of 1940, with the policy applying to 25% or more of each Fund's total assets. The current fundamental restriction is set forth below:

    The Fund may not invest more than 25% of the value of the Fund's total assets in any one industry except that the Fund may invest more than 25% of the value of the Fund's total assets in certificates of deposit or bankers' acceptances of U.S. commercial banks when deemed advisable in view of yield differentials and money market conditions (this restriction is not applicable to municipal bonds and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Board of each Fund proposes that the fundamental investment restriction on industry concentration be amended as follows:

    The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    [For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

The purpose of this proposal is to clarify each Fund's fundamental policy on industry concentration and to conform each Fund's policy in this area to the interpretation of the Securities and Exchange Commission, and to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm funds are subject.

N. SENIOR SECURITIES.

Currently, the Funds do not have a fundamental investment restriction regarding the issuance of senior securities. The Board of each Fund proposes that the following fundamental investment restriction on issuing senior securities be adopted:

    The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

The purpose of this proposal is to clarify each Fund's fundamental policy on the issuance of senior securities and to conform each Fund's policy in this area to one that is expected to be standard for all of the State Farm Mutual Funds. The Boards believe that standardized policies will assist the Funds and SFIMC in maintaining compliance with the various investment restrictions to which the State Farm Mutual Funds are subject.

               THE BOARDS OF INTERIM FUND AND MUNICIPAL BOND FUND
                 UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF
              EACH OF INTERIM FUND AND MUNICIPAL BOND FUND APPROVE
             THE CHANGES IN THAT FUND'S FUNDAMENTAL RESTRICTIONS BY
           VOTING "FOR" EACH SUB-PROPOSAL IN PROPOSAL 5(c) AND 5(d).

                                 OTHER BUSINESS

The Boards are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

                             OFFICERS OF THE FUNDS

The following table sets forth the officers of the Funds:

                                                      POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              NAME AND AGE                             WITH THE FUNDS                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Edward B. Rust, Jr.*,                     Director and President, State Farm        CHAIRMAN OF THE BOARD, CEO, AND
Age 50                                    Growth Fund, Inc., State Farm Balanced    DIRECTOR -- State Farm Mutual Automobile
                                          Fund, Inc., State Farm Interim            Insurance Company; PRESIDENT, CEO, AND
                                          Fund, Inc., and State Farm Municipal      DIRECTOR -- State Farm Life Insurance
                                          Bond Fund, Inc.                           Company, State Farm Life and Accident
                                                                                    Assurance Company, State Farm Annuity
                                                                                    and Life Insurance Company, State Farm
                                                                                    General Insurance Company, State Farm
                                                                                    Fire and Casualty Company, State Farm
                                                                                    Investment Management Corp.; CHAIRMAN OF
                                                                                    THE BOARD AND DIRECTOR -- State Farm
                                                                                    Federal Savings Bank (since 1999);
                                                                                    TRUSTEE, CHAIRMAN OF THE BOARD AND
                                                                                    PRESIDENT -- State Farm Variable Product
                                                                                    Trust (since 1997); PRESIDENT, CEO, AND
                                                                                    DIRECTOR -- State Farm VP Management
                                                                                    Corp. (since 1997); PRESIDENT -- State
                                                                                    Farm County Mutual Insurance Company of
                                                                                    Texas; DIRECTOR -- State Farm
                                                                                    Lloyds, Inc., State Farm International
                                                                                    Services, Inc., McGraw Hill Companies;
                                                                                    CHAIRMAN OF THE BOARD, PRESIDENT, AND
                                                                                    TREASURER -- State Farm Companies
                                                                                    Foundation; TRUSTEE AND PRESIDENT --
                                                                                    State Farm Mutual Fund Trust (since
                                                                                    2000).

Roger S. Joslin*,                         Director, Senior Vice President and       VICE CHAIRMAN, CHIEF FINANCIAL OFFICER,
Age 64                                    Treasurer, State Farm Growth Fund, Inc.,  SENIOR VICE PRESIDENT, TREASURER, AND
                                          State Farm Balanced Fund, Inc., State     DIRECTOR -- State Farm Mutual Automobile
                                          Farm Interim Fund, Inc., and State Farm   Insurance Company; DIRECTOR -- State
                                          Municipal Bond Fund, Inc.                 Farm Life Insurance Company, State Farm
                                                                                    Life and Accident Assurance Company,
                                                                                    State Farm Annuity and Life Insurance
                                                                                    Company; DIRECTOR, VICE PRESIDENT, AND
                                                                                    TREASURER -- State Farm General
                                                                                    Insurance Company, State Farm
                                                                                    Lloyds, Inc., State Farm Investment
                                                                                    Management Corp., State Farm
                                                                                    International Services, Inc.; DIRECTOR,
                                                                                    VICE PRESIDENT AND TREASURER -- State
                                                                                    Farm Federal Savings Bank (since 1999);
                                                                                    TRUSTEE, VICE PRESIDENT AND TREA-
                                                                                    SURER -- State Farm Variable Product
                                                                                    Trust (since 1997); DIRECTOR, VICE
                                                                                    PRESIDENT, AND TREASURER -- State Farm
                                                                                    VP Management Corp. (since 1997);
                                                                                    CHAIRMAN OF THE BOARD, TREASURER, AND
                                                                                    DIRECTOR -- State Farm Fire and Casualty
                                                                                    Company; TREASURER -- State Farm County
                                                                                    Mutual Insurance Company of Texas;
                                                                                    ASSISTANT TREASURER -- State Farm
                                                                                    Companies Foundation; TRUSTEE, SENIOR
                                                                                    VICE PRESIDENT AND TREASURER -- State
                                                                                    Farm Mutual Fund Trust (since 2000).

                                                      POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              NAME AND AGE                             WITH THE FUNDS                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Kurt G. Moser,                            Senior Vice President, State Farm Growth  SENIOR VICE PRESIDENT -- INVESTMENTS
Age 56                                    Fund, Inc., State Farm Balanced           (SINCE 1998), VICE PRESIDENT --
                                          Fund, Inc., State Farm Interim            INVESTMENTS -- State Farm Mutual
                                          Fund, Inc., and State Farm Municipal      Automobile Insurance Company, State Farm
                                          Bond Fund, Inc.                           County Mutual Insurance Company of
                                                                                    Texas, State Farm Lloyds, Inc.; SENIOR
                                                                                    VICE PRESIDENT -- INVESTMENTS (SINCE
                                                                                    1998), VICE PRESIDENT -- INVESTMENTS,
                                                                                    AND DIRECTOR -- State Farm Life
                                                                                    Insurance Company, State Farm Life and
                                                                                    Accident Assurance Company, State Farm
                                                                                    Annuity and Life Insurance Company,
                                                                                    State Farm Fire and Casualty Company,
                                                                                    State Farm General Insurance Company;
                                                                                    SENIOR VICE PRESIDENT -- INVESTMENTS
                                                                                    (SINCE 1998), INVESTMENT OFFICER --
                                                                                    State Farm Indemnity Company; VICE
                                                                                    PRESIDENT -- INVESTMENTS -- State Farm
                                                                                    Florida Insurance Company (since 1998);
                                                                                    SENIOR VICE PRESIDENT (SINCE 1997), VICE
                                                                                    PRESIDENT AND DIRECTOR (PRIOR TO
                                                                                    1997) -- State Farm Investment
                                                                                    Management Corp.; VICE PRESIDENT --
                                                                                    State Farm Variable Product Trust (since
                                                                                    1997); DIRECTOR -- State Farm VP
                                                                                    Management Corp. (since 1997); VICE
                                                                                    PRESIDENT -- INVESTMENTS -- State Farm
                                                                                    International Services, Inc.; UN-
                                                                                    DERWRITER -- State Farm Lloyds, Inc.;
                                                                                    SENIOR VICE PRESIDENT -- State Farm
                                                                                    Mutual Fund Trust (since 2000).

Paul N. Eckley,                           Senior Vice President, State Farm Growth  SENIOR VICE PRESIDENT -- INVESTMENTS AND
Age 46                                    Fund, Inc. and State Farm Balanced        ASSISTANT SECRETARY- TREASURER (SINCE
                                          Fund, Inc.                                1998), VICE PRESIDENT -- COMMON
                                                                                    STOCKS --  State Farm Mutual
                                                                                    Automobile Insurance Company, State Farm
                                                                                    Fire and Casualty Company; SENIOR VICE
                                                                                    PRESIDENT -- INVESTMENTS AND ASSISTANT
                                                                                    SECRETARY-TREASURER -- State Farm
                                                                                    General Insurance Company, State Farm
                                                                                    Life Insurance Company, State Farm Life
                                                                                    and Accident Assurance Company, State
                                                                                    Farm Annuity and Life Insurance Company,
                                                                                    State Farm Indemnity Company, State Farm
                                                                                    County Mutual Insurance Company of
                                                                                    Texas, State Farm Lloyds, Inc. (since
                                                                                    1998); SENIOR VICE PRESIDENT (SINCE
                                                                                    1997), AND INVESTMENT OFFICER (PRIOR TO
                                                                                    1997) -- State Farm Investment
                                                                                    Management Corp.; VICE PRESIDENT --
                                                                                    State Farm Variable Product Trust (since
                                                                                    1997); SENIOR VICE PRESIDENT -- State
                                                                                    Farm Mutual Fund Trust (since 2000).

Susan D. Waring,                          Vice President, State Farm Growth         VICE PRESIDENT -- State Farm Mutual
Age 51                                    Fund, Inc., State Farm Balanced Fund,     Automobile Insurance Company, State Farm
                                          Inc., State Farm Interim Fund, Inc.,      Investment Management Corp., State Farm
                                          State Farm Municipal Bond Fund, Inc.      Variable Product Trust, State Farm
                                                                                    Mutual Fund Trust (since 2000); VICE
                                                                                    PRESIDENT -- AGENCY -- State Farm
                                                                                    Mutual Automobile Insurance Company
                                                                                    (1997-2000); EXECUTIVE ASSISTANT --
                                                                                    State Farm Mutual Automobile Insurance
                                                                                    Company (1995-1997).

John S. Concklin,                         Vice President, State Farm Growth         VICE PRESIDENT -- COMMON STOCKS AND
Age 54                                    Fund, Inc. and State Farm Balanced        ASSISTANT SECRETARY- TREASURER (SINCE
                                          Fund, Inc.                                1997), VICE PRESIDENT -- FIXED
                                                                                    INCOME -- State Farm Mutual Automobile
                                                                                    Insurance Company, State Farm Life
                                                                                    Insurance Company, State Farm Fire and
                                                                                    Casualty Company, State Farm Life and
                                                                                    Accident Assurance Company, State Farm
                                                                                    Annuity and Life Insurance Company,
                                                                                    State Farm General Insurance Company;
                                                                                    VICE PRESIDENT -- COMMON STOCKS --
                                                                                    State Farm Indemnity Company, State Farm
                                                                                    Lloyds, Inc.; INVESTMENT OFFICER --
                                                                                    State Farm Investment Management Corp.;
                                                                                    VICE PRESIDENT -- State Farm Variable
                                                                                    Product Trust (since 1997); VICE
                                                                                    PRESIDENT -- State Farm Mutual Fund
                                                                                    Trust (since 2000).

David R. Grimes,                          Assistant Vice President and Secretary,   ASSISTANT VICE PRESIDENT OF
Age 58                                    State Farm Growth Fund, Inc., State Farm  ACCOUNTING -- State Farm Mutual Auto-
                                          Balanced Fund, Inc., State Farm Interim   mobile Insurance Company; ASSISTANT VICE
                                          Fund, Inc., and State Farm Municipal      PRESIDENT AND SECRETARY -- State Farm
                                          Bond Fund, Inc.                           Investment Management Corp.; ASSISTANT
                                                                                    VICE PRESIDENT AND SECRETARY -- State
                                                                                    Farm Variable Product Trust (since
                                                                                    1997); ASSISTANT VICE PRESIDENT AND
                                                                                    SECRETARY -- State Farm VP Management
                                                                                    Corp. (since 1997); ASSISTANT VICE
                                                                                    PRESIDENT AND SECRETARY -- State Farm
                                                                                    Mutual Fund Trust (since 2000).

                                                      POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              NAME AND AGE                             WITH THE FUNDS                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Jerel S. Chevalier,                       Assistant Secretary -- Treasurer, State   DIRECTOR OF MUTUAL FUNDS -- State Farm
Age 62                                    Farm Growth Fund, Inc., State Farm        Mutual Automobile Insurance Company;
                                          Balanced Fund, Inc., State Farm Interim   ASSISTANT SECRETARY -- TREASURER --
                                          Fund, Inc., and State Farm Municipal      State Farm Investment Management Corp.;
                                          Bond Fund, Inc.                           ASSISTANT SECRETARY-TREASURER -- State
                                                                                    Farm Variable Product Trust (since
                                                                                    1997); ASSISTANT SECRETA-
                                                                                    RY-TREASURER -- State Farm Mutual Fund
                                                                                    Trust (since 2000).

Howard A. Thomas,                         Assistant Secretary-Treasurer, State      DIRECTOR OF MUTUAL FUNDS -- State Farm
Age 52                                    Farm Growth Fund, Inc., State Farm        Mutual Automobile Insurance Company
                                          Balanced Fund, Inc., State Farm Interim   (since 1998); MANAGER OF ACCOUNTING
                                          Fund, Inc., and State Farm Municipal      BENEFITS -- State Farm Mutual
                                          Bond Fund, Inc.                           Automobile Insurance Company
                                                                                    (1988-1998); ASSISTANT
                                                                                    SECRETARY -- TREASURER (SINCE
                                                                                    1998) -- State Farm Investment
                                                                                    Management Corp., State Farm Variable
                                                                                    Product Trust; ASSISTANT SECRETARY --
                                                                                    TREASURER -- State Farm Mutual Fund
                                                                                    Trust (since 2000).

Donald O. Jaynes,                         Assistant Secretary, State Farm Growth    ASSOCIATE GENERAL COUNSEL -- State Farm
Age 52                                    Fund, Inc., State Farm Balanced           Mutual Automobile Insurance Company;
                                          Fund, Inc., State Farm Interim            ASSISTANT SECRETARY -- State Farm
                                          Fund, Inc., and State Farm Municipal      Investment Management Corp., State Farm
                                          Bond Fund, Inc.                           Variable Product Trust (since 1998);
                                                                                    ASSISTANT SECRETARY -- State Farm Mutual
                                                                                    Fund Trust (since 2000).

Stephen L. Horton,                        Assistant Secretary, State Farm Growth    COUNSEL -- State Farm Mutual Automobile
Age 43                                    Fund, Inc., State Farm Balanced           Insurance Company; ASSISTANT
                                          Fund, Inc., State Farm Interim            SECRETARY -- State Farm Investment
                                          Fund, Inc., and State Farm Municipal      Management Corp., State Farm Variable
                                          Bond Fund, Inc.                           Product Trust (since 2000); ASSISTANT
                                                                                    SECRETARY -- State Farm VP Management
                                                                                    Corp. (since 1999); ASSISTANT
                                                                                    SECRETARY -- State Farm Mutual Fund
                                                                                    Trust (since 2000).

David M. Moore,                           Assistant Secretary, State Farm Growth    COUNSEL (SINCE 1997), ASSISTANT TAX
Age 39                                    Fund, Inc., State Farm Balanced           COUNSEL (1995-1997) -- State Farm Mutual
                                          Fund, Inc., State Farm Interim            Automobile Insurance Company; ASSISTANT
                                          Fund, Inc., and State Farm Municipal      SECRETARY -- State Farm Investment
                                          Bond Fund, Inc.                           Management Corp., State Farm Variable
                                                                                    Product Trust (since 2000); ASSISTANT
                                                                                    SECRETARY -- State Farm Mutual Fund
                                                                                    Trust (since 2000).

Michael L. Tipsord,                       Assistant Secretary, State Farm Growth    VICE PRESIDENT AND ASSISTANT TREASURER
Age 41                                    Fund, Inc., State Farm Balanced           (SINCE 1998), EXECUTIVE ASSISTANT --
                                          Fund, Inc., State Farm Interim            OPERATIONS (1997-1998), ASSISTANT
                                          Fund, Inc., and State Farm Municipal      CONTROLLER (1996-1997) -- State Farm
                                          Bond Fund, Inc.                           Mutual Automobile Insurance Company;
                                                                                    ASSISTANT SECRETARY -- State Farm
                                                                                    Investment Management Corp.; ASSISTANT
                                                                                    SECRETARY -- State Farm Variable Product
                                                                                    Trust (since 1997); TREASURER --
                                                                                    Insurance Placement Services, Inc.
                                                                                    (since 1996); ASSISTANT SECRETARY --
                                                                                    State Farm Mutual Fund Trust (since
                                                                                    2000).

Donald E. Heltner,                        Vice President, State Farm Balanced       VICE PRESIDENT -- FIXED INCOME AND
Age 53                                    Fund, Inc. and State Farm Interim         ASSISTANT SECRETARY-TREASURER -- State
                                          Fund, Inc.                                Farm Life Insurance Company, State Farm
                                                                                    Life and Accident Assurance Company, and
                                                                                    State Farm Annuity and Life Insurance
                                                                                    Company (since 1998); VICE PRESIDENT --
                                                                                    FIXED INCOME -- State Farm Mutual
                                                                                    Automobile Insurance Company, State Farm
                                                                                    Fire and Casualty Company, State Farm
                                                                                    General Insurance Company, State Farm
                                                                                    Indemnity Company, and State Farm
                                                                                    Lloyds, Inc.; prior to 1998, VICE PRESI-
                                                                                    DENT, Century Investment Management Co.;
                                                                                    VICE PRESIDENT -- State Farm Mutual
                                                                                    Fund Trust (since 2000).

                                                      POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              NAME AND AGE                             WITH THE FUNDS                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Julian R. Bucher,                         Vice President, State Farm Municipal      VICE PRESIDENT -- MUNICIPAL SECURITIES
Age 58                                    Bond Fund, Inc.                           AND ASSISTANT SECRETA-
                                                                                    RY -- TREASURER -- State Farm Mutual
                                                                                    Automobile Insurance Company, State Farm
                                                                                    Fire and Casualty Company, State Farm
                                                                                    Life Insurance Company, State Farm Life
                                                                                    and Accident Assurance Company, and
                                                                                    State Farm General Insurance Company
                                                                                    (since 1997); VICE
                                                                                    PRESIDENT -- MUNICIPAL SECURITIES --
                                                                                    State Farm Indemnity Company and State
                                                                                    Farm Lloyds, Inc. (since 1997); prior to
                                                                                    1997, INVESTMENT OFFICER, State Farm
                                                                                    Investment Management Corp.; VICE
                                                                                    PRESIDENT -- State Farm Mutual Fund
                                                                                    Trust (since 2000).

BENEFICIAL OWNERSHIP. The following table shows certain information regarding the beneficial ownership of shares of each Fund as of November 30, 2000, by each director and by all directors and executive officers of the Funds as a group:

               NAME                                 FUND                             NO. OF SHARES
-----------------------------------  -----------------------------------  -----------------------------------
Edward B. Rust, Jr.                  Growth Fund                                      53,822.462
                                     Balanced Fund                                         0
                                     Interim Fund                                      2,510.384
                                     Municipal Bond Fund                              96,893.779

Roger S. Joslin                      Growth Fund                                      27,374.981
                                     Balanced Fund                                         0
                                     Interim Fund                                          0
                                     Municipal Bond Fund                              173,521.856

Thomas M. Mengler                    Growth Fund                                           0
                                     Balanced Fund                                         0
                                     Interim Fund                                          0
                                     Municipal Bond Fund                                   0

James A. Shirk                       Growth Fund                                      21,053.806
                                     Balanced Fund                                    16,931.007
                                     Interim Fund                                      2,155.779
                                     Municipal Bond Fund                              289,433.386

Donald A. Altorfer                   Growth Fund                                           0
                                     Balanced Fund                                         0
                                     Interim Fund                                          0
                                     Municipal Bond Fund                                   0

Victor J. Boschini                   Growth Fund                                           0
                                     Balanced Fund                                         0
                                     Interim Fund                                          0
                                     Municipal Bond Fund                                   0

David L. Vance                       Growth Fund                                           0
                                     Balanced Fund                                         0
                                     Interim Fund                                          0
                                     Municipal Bond Fund                                   0

Trustees and                         Growth Fund                                      115,136.538
executive officers                   Balanced Fund                                    17,436.772
as a group                           Interim Fund                                      4,666.163
                                     Municipal Bond Fund                              611,900.237

                                          PERCENTAGE OF OUTSTANDING
               NAME                              SHARES HELD
-----------------------------------  -----------------------------------
Edward B. Rust, Jr.                                0.096%
                                                      0
                                                   0.021%
                                                   0.227%
Roger S. Joslin                                    0.049%
                                                      0
                                                      0
                                                   0.406%
Thomas M. Mengler                                     0
                                                      0
                                                      0
                                                      0
James A. Shirk                                     0.037%
                                                   0.092%
                                                   0.018%
                                                   0.677%
Donald A. Altorfer                                    0
                                                      0
                                                      0
                                                      0
Victor J. Boschini                                    0
                                                      0
                                                      0
                                                      0
David L. Vance                                        0
                                                      0
                                                      0
                                                      0
Trustees and                                       0.205%
executive officers                                 0.094%
as a group                                         0.039%
                                                   1.431%

This proxy statement is being sent to you by the Boards of Directors of the Funds for voting at the special meeting and at any and all adjournments of that Meeting. This proxy statement was first mailed to stockholders on or about January 29, 2001.

OTHER INFORMATION. The Funds are organized as open-end management investment companies organized as corporations under the laws of the state of Maryland, on December 9, 1966 (Growth and Balanced Funds), on December 6, 1976 (Municipal Bond Fund) and on November 10, 1976 (Interim Fund).

VOTING REQUIREMENTS. You have the right to cast one vote for each share you own, on each matter submitted to a vote of the stockholders at the Meeting; no shares have cumulative voting rights. Some of the proposals at this Meeting require a higher percentage of shares voting in favor to be approved than other proposals. The following chart shows the required votes to approve a proposal.

                     PROPOSAL                                    VOTE REQUIRED TO APPROVE
--------------------------------------------------  --------------------------------------------------
1. Approving the Reorganization                     A majority of the outstanding shares of each of
                                                    the Funds.

2. Electing the Funds' Directors (if Proposal 1 is  A plurality of the shares of the Funds present in
not approved)                                       person or by proxy at the Meeting and entitled to
                                                    vote. Since the number of directors has been fixed
                                                    at seven, this means that the seven persons who
                                                    receive the highest number of votes will be
                                                    elected.

3. Changing the Funds' investment objectives (each  The lesser of (i) 67% of the shares of the Fund
voted on separately)                                present at the Meeting, if more than 50% of the
                                                    outstanding shares of the Fund are present in
                                                    person or by proxy or (ii) more than 50% of the
                                                    outstanding shares of the Fund.

4. Changing each Fund's fundamental investment      The lesser of (i) 67% of the shares of the Fund
objective to non-fundamental                        present at the Meeting, if more than 50% of the
                                                    outstanding shares of the Fund are present in
                                                    person or by proxy or (ii) more than 50% of the
                                                    outstanding shares of the Fund.

5. Changing investment policies (each voted on      The lesser of (i) 67% of the shares of the Fund
separately)                                         present at the Meeting, if more than 50% of the
                                                    outstanding shares of the Fund are present in
                                                    person or by proxy or (ii) more than 50% of the
                                                    outstanding shares of the Fund.

You may vote your shares in one of three different ways:

-  BY MAIL. Sign and return the enclosed proxy card(s);

- BY TELEPHONE. Call toll-free 1-800-597-7836 and follow the recorded directions. Have your 14 digit Control Number from your Proxy Card nearby.

- BY INTERNET. Go to https://vote.proxy-direct.com and follow the recorded on-screen directions. Have your 14 digit Control Number from your Proxy Card nearby.

Do not mail your Proxy Card when you vote by phone or internet. If you properly vote your proxy and return it on time, your shares will be voted as you instruct, and as the persons named in the proxy determine on any other business that comes before the Meeting. If you properly vote your proxy card, but don't make any instructions about how your shares should be voted, your shares will be voted FOR each Proposal. You may revoke your proxy at any time before it is voted by filing with the Fund a written notice of revocation, by delivering another properly signed proxy bearing a later date, or by attending the Meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to the Secretary of the Funds at Three State Farm Plaza, Bloomington, Illinois 61791.

RECORD DATE. The Boards of Directors have fixed the close of business on January 22, 2001 as the record date for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. At the close of business on the record date, there were issued and outstanding 56,752,255 shares of Growth Fund, 18,683,657 shares of Balanced Fund, 12,291,437 shares of Interim Fund and 43,028,614 shares of Municipal Bond Fund.

REPORTS TO STOCKHOLDERS. Each stockholder has received the Funds' annual report to stockholders for the fiscal year ended November 30, 2000. If you would like another copy of the annual report, please write to the Fund at Three State Farm Plaza, Bloomington, Illinois 61791-0001 or telephone 1-800-477-0740. The report will be sent to you without charge.

QUORUM AND ADJOURNMENT. A quorum of stockholders is required to take action at the Meeting. At least a majority of the shares of each Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of stockholders of each of the Funds is not present or if a quorum is present but not enough votes in favor of a Proposal have been received to approve it, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from stockholders of the Funds. Any adjournment will require the affirmative vote of a majority of shares of the Funds present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Funds' stockholders.

ABSTENTIONS AND BROKER NON-VOTES. In tallying stockholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. Abstentions have no effect on matters that require a plurality vote and will be counted as a vote against other proposals. The treatment and effect of broker non-votes is not applicable because the Funds' shares are not sold through broker/dealers other than SFIMC.

COSTS OF THE PROXY SOLICITATION. The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Funds. Additional solicitation may be made by letter, telephone or telegraph by officers of the Funds, or by officers or employees of State Farm Investment Management Corp., principal underwriter and investment adviser to the Funds. Alamo Direct Mailing Services, Inc. has been engaged to assist in the solicitation of proxies for estimated fees of $62,000 plus reasonable expenses.

PROPOSALS OF STOCKHOLDERS. Pursuant to the Maryland Code, the Articles of Incorporation and the By-laws of the Funds and Delaware law, the Declaration of Trust and By-laws of the Trust, neither the Funds nor the Trust are required to hold an annual meeting unless the 1940 Act requires a meeting for the election of directors or trustees. Meetings of the stockholders will be held when and as determined necessary by the Board of Directors or Trustees, as the case may be, of the Funds or the Trust and in accordance with the 1940 Act. Since the Funds and the Trust do not hold annual meetings of stockholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a stockholder for consideration at such a meeting must be submitted. Any proposal submitted by a stockholder must be received by the Funds within a reasonable time prior to the next annual meeting of stockholders. If you want to submit a proposal for presentation at a meeting of stockholders, you should send the proposal to the offices of the Funds, Three State Farm Plaza, Bloomington, Illinois 61791-0001, Attention: Secretary.

INVESTMENT ADVISER AND UNDERWRITER. SFIMC serves as the investment adviser to each Fund. Subject to the supervision of the Board, SFIMC is responsible for overseeing the day to day operations and business affairs of the Funds. SFIMC also serves as the underwriter to each Fund. SFIMC's principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. SFIMC is wholly-owned by State Farm Mutual Automobile Insurance Company.

          PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY
               OR VOTE THE PROXY BY TELEPHONE OR BY THE INTERNET.
  NO POSTAGE IS REQUIRED IF THE ENCLOSED PROXY IS MAILED IN THE UNITED STATES.

                                          For the Boards of Directors

                                          David R. Grimes
                                          Secretary

                   PROXY SOLICITED BY THE BOARDS OF DIRECTORS
                 FOR THE SPECIAL MEETING OF STOCKHOLDERS OF THE
          STATE FARM GROWTH FUND, INC., STATE FARM BALANCED FUND, INC.,
           STATE FARM INTERIM FUND, INC. AND STATE FARM MUNICIPAL BOND
                    FUND, INC. TO BE HELD ON MARCH 16, 2001

The undersigned hereby appoints Edward B. Rust, Jr. and Roger S. Joslin, and each of them with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Stockholders of the State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc. to be held on March 16, 2001, or any adjournment or adjournments thereof as indicated on the reverse side.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR the proposals set forth on this Proxy, and in the discretion of the Proxies in accordance with their best judgment on any other business that may properly come before the meeting.

VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-800-597-7836
CONTROL NUMBER: _____________

     NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


     ----------------------------------------------------------------------
     Signature


     ----------------------------------------------------------------------
     Signature (if held jointly)


     ----------------------------------------------------------------------
     Date


     Fund                                    Fund
     ----                                    ----
     Growth            XXXX                  Balanced                   XXXX
     Interim           XXXX                  Municipal Bond             XXXX

     Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposals set forth below.

     / / To vote FOR all proposals, mark this box. (No other vote is necessary).


                                                                                    FOR             AGAINST            ABSTAIN
     1.         Approval of a reorganization of the Funds into new                  [__]              [__]              [__]
                funds called the State Farm Growth Fund, State Farm Balanced
                Fund, State Farm Interim Fund and State Farm Municipal Bond
                Fund, each a series of a new Delaware business trust.


                                                                                    FOR             AGAINST            FOR ALL
                                                                                    ALL               ALL              EXCEPT
     2.         Elect new Boards of Directors:
                   01 Edward B. Rust, Jr.                                           [__]              [__]              [__]
                   02 Roger S. Joslin
                   03 Thomas M. Mengler
                   04 James A. Shirk
                   05 Donald A. Altorfer
                   06 Victor J. Boschini
                   07 David L. Vance

                To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below

                ------------------------------------------------------------

                                                                                    FOR             AGAINST            ABSTAIN
     3(a).      Approval of changes to Growth Fund's investment                     [__]              [__]              [__]
                objective to the following: "To seek long-term
                growth of capital which may be supplemented by
                income."

     3(b).      Approval of changes to Balanced Fund's investment                   [__]              [__]              [__]
                objective to the following: "To seek long-term
                growth of principal while providing some current
                income."

     3(c).      Approval of changes to Interim Fund's investment                    [__]              [__]              [__]
                objective to the following: "To seek the realization
                over a period of years of the highest yield
                consistent with relatively low price volatility."

     4.         Approval of changing each Fund's fundamental                        [__]              [__]              [__]
                investment objective to non-fundamental.

     5(a).      Approve changes in the Growth Fund's fundamental                    FOR ALL         AGAINST ALL        ABSTAIN ALL
                investment restrictions:                                           Except as
                                                                                  marked below

                                                                                    [__]              [__]              [__]

(A)  Diversification          (E)  Affiliated Purchases                 (I)  Exercising Management or Control
(B)  Unseasoned Issuers       (F)  Margin, Sell Short, Puts or Calls    (J)  Industry Concentration
(C)  Lending                  (G)  Underwriting, Real Estate,           (K)  Issuance of Senior Securities
                                   and Commodities
(D)  Borrowing                (H)  Investment Companies

             To vote against a particular proposed change, write the
                     sub-proposal letter on the line below.

                      -------------------------------------

     5(b).      Approve changes in the Balanced Fund's fundamental                  FOR ALL         AGAINST ALL        ABSTAIN ALL
                investment restrictions:                                           Except as
                                                                                  marked below

                                                                                    [__]              [__]              [__]

(A)  Diversification                  (E)  Affiliated Purchases                 (I)  Exercising Management or Control
(B)  Unseasoned Issuers               (F)  Margin, Sell Short, Puts or Calls    (J)  Industry Concentration
(C)  Lending                          (G)  Underwriting, Real Estate,           (K)  Issuance of Senior Securities
                                           and Commodities
(D)  Borrowing                        (H)  Investment Companies

             To vote against a particular proposed change, write the
                     sub-proposal letter on the line below.

                      -------------------------------------

     5(c).      Approve changes in the Interim Fund's fundamental                   FOR ALL         AGAINST ALL        ABSTAIN ALL
                investment restrictions:                                           Except as
                                                                                  marked below

                                                                                    [__]              [__]              [__]

(A)  Diversification                  (F)  Commodities                          (K)  Exercising Management or Control
(B)  Borrowing                        (G)  Margin, Sell Short, Puts or Calls    (L)  Unseasoned Issuers
(C)  Lending                          (H)  Affiliated Purchases                 (M)  Industry Concentration
(D)  Underwriting                     (I)  Restricted Stock                     (N) Issuance of Senior Securities
(E)  Real Estate                      (J)  Investment Companies

                  To vote against a particular proposed change, write the sub-proposal letter on the line below.

                      -------------------------------------


     5(d).      Approve changes in the Municipal Bond Fund's fundamental            FOR ALL         AGAINST ALL        ABSTAIN ALL
                investment restrictions:                                           Except as
                                                                                  marked below

                                                                                    [__]              [__]              [__]

(A)  Diversification                  (F)  Commodities                          (K)  Exercising Management or Control
(B)  Borrowing                        (G)  Margin, Sell Short, Puts or Calls    (L)  Unseasoned Issuers
(C)  Lending                          (H)  Affiliated Purchases                 (M)  Industry Concentration
(D)  Underwriting                     (I)  Restricted Stock                     (N) Issuance of Senior Securities
(E)  Real Estate                      (J)  Investment Companies

                  To vote against a particular proposed change, write the sub-proposal letter on the line below.

                      -------------------------------------


PLEASE SIGN AND DATE ON REVERSE SIDE

EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                         STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

This Agreement and Plan of Reorganization (the "Plan") is dated as of          ,
by and among STATE FARM GROWTH FUND, INC. ("Growth Fund"), STATE FARM BALANCED FUND, INC. ("Balanced Fund"), STATE FARM INTERIM FUND, INC. ("Interim Fund"), STATE FARM MUNICIPAL BOND FUND, INC. ("Municipal Bond Fund") (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, and STATE FARM ASSOCIATES' FUNDS TRUST, a Delaware business trust ("the Trust"), on behalf of its series State Farm Growth Fund ("New Growth Fund"), State Farm Balanced Fund ("New Balanced Fund"), State Farm Interim Fund ("New Interim Fund") and State Farm Municipal Bond Fund ("New Municipal Bond Fund") (each, a "New Fund" and collectively, the "New Funds"). Each of the parties hereto agree upon the following plan of reorganization:

    1. SUCCESSION OF THE FUNDS BY THE TRUST; DISTRIBUTION OF SHARES OF THE NEW FUNDS. The succession of the Funds by the Trust and the distribution of shares of beneficial interest of the New Funds shall occur in the following manner:

    1.1 Growth Fund shall transfer to New Growth Fund, as a series of the Trust, all of its assets in exchange for which New Growth Fund shall simultaneously assume all of the liabilities of Growth Fund, and New Growth Fund shall issue to Growth Fund shares of beneficial interest of New Growth Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Growth Fund then outstanding. Growth Fund shall promptly distribute to its stockholders the number of shares of beneficial interest of New Growth Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of Growth Fund then owned by the stockholder, in exchange for and cancellation of the stockholder's shares of Growth Fund (which series of actions is referred to hereafter as the "Growth Fund Reorganization"). Growth Fund will then terminate its operations and will subsequently be dissolved.

    1.2 Balanced Fund shall transfer to New Balanced Fund, as a series of the Trust, all of its assets in exchange for which New Balanced Fund shall simultaneously assume all of the liabilities of Balanced Fund, and New Balanced Fund shall issue to Balanced Fund shares of beneficial interest of New Balanced Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Balanced Fund then outstanding. Balanced Fund shall promptly distribute to its stockholders the number of shares of beneficial interest of New Balanced Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of Balanced Fund then owned by the stockholder, in exchange for and cancellation of the stockholder's shares of Balanced Fund (which series of actions is referred to hereafter as the "Balanced Fund Reorganization"). Balanced Fund will then terminate its operations and will subsequently be dissolved.

    1.3 Interim Fund shall transfer to New Interim Fund, as a series of the Trust, all of its assets in exchange for which New Interim Fund shall simultaneously assume all of the liabilities of Interim Fund, and New Interim Fund shall issue to Interim Fund shares of beneficial interest of New Interim Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Interim Fund then outstanding. Interim Fund shall promptly distribute to its stockholders the number of shares of beneficial interest of New Interim Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of

         Interim Fund then owned by the stockholder, in exchange for and cancellation of the stockholder's shares of Interim Fund (which series of actions is referred to hereafter as the "Interim Fund
         Reorganization"). Interim Fund will then terminate its operations and will subsequently be dissolved.

    1.4 Municipal Bond Fund shall transfer to the New Municipal Bond Fund, as a series of the Trust, all of its assets in exchange for which New Municipal Bond Fund shall simultaneously assume all of the liabilities of Municipal Bond Fund, and New Municipal Bond Fund shall issue to Municipal Bond Fund shares of beneficial interest of New Municipal Bond Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of Municipal Bond Fund then outstanding. Municipal Bond Fund shall promptly distribute to its stockholders the number of shares of beneficial interest of New Municipal Bond Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares (including any fractional shares) of Municipal Bond Fund then owned by the stockholder, in exchange for and cancellation of the stockholder's shares of Municipal Bond Fund (which series of actions is referred to hereafter as the "Municipal Bond Fund Reorganization", and together with the Growth Fund Reorganization, Balanced Fund Reorganization and Interim Fund Reorganization is referred to hereafter as the "Reorganization"). Municipal Bond Fund will then terminate its operations and will subsequently be dissolved.

    2. STOCKHOLDER ACCOUNTS; SHARE CERTIFICATES. The distribution to the stockholders of each of the Funds shall be accomplished by establishing an account on the share records of each New Fund in the name of each registered stockholder of the corresponding Fund, and crediting that account with a number of shares of beneficial interest of the respective New Fund equal to the number of shares (including any fractional shares) of the corresponding Fund owned of record by the stockholder at the time of the distribution. Outstanding certificates representing shares of each Fund shall thereafter represent an equal number of shares of beneficial interest of the corresponding New Fund.

    3. DISSOLUTION OF THE FUNDS. As soon as reasonably practicable after distribution of the shares of the New Funds pursuant to Section 1, but in all events within six months after such distribution, the Funds shall be dissolved, and any further actions shall be taken in connection therewith as required by applicable law.

    4.   CLOSING. The Reorganization shall take place on            , 2001 at
  p.m., Bloomington, Illinois time, at the offices of
                            , Illinois or at such other date, time or place as
may be agreed upon by the parties.

    5. CONDITIONS TO CLOSING. The obligations of the parties to consummate the Reorganization shall be subject to the following conditions:

    a. An amendment to the notification of registration on Form N-8A of Growth Fund shall have been filed by the Trust with the Securities and Exchange Commission (the "SEC"), and the Trust shall have adopted as its own the Growth Fund's notification of registration on Form N-8A as amended;

    b. An amendment to the registration statements on Form N-1A of the Growth Fund shall have been filed by the Trust with the SEC and the Trust shall have adopted the registration statements of each of the Funds on such registration statement as amended as its own, and the registration statement shall have become effective under the Securities Act of 1933, and no stop-order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC (other than such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

    c.   The SEC shall not have issued an unfavorable advisory report under
         Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
         Section 25(c) of the Investment Company Act of 1940;

    d. The Funds and the Trust shall have received an opinion of Bell, Boyd & Lloyd, LLC, Chicago, Illinois, to the effect that the Reorganization qualifies as a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended, and the Reorganization of the Funds into the New Funds will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Funds, the Trust, the New Funds, or the stockholders of the Funds;

    e. The Reorganization has been approved by the stockholders of each of the Funds; and

    f. The Funds and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland.

    6.   REPRESENTATIONS. The Funds and/or the Trust represent as follows:

    a. The Funds and the Trust are duly organized and existing in good standing under the laws of the state of Maryland and the State of Delaware, respectively;

    b. The Funds and the Trust are each empowered under applicable laws to enter into and perform this agreement; and

    c. The New Funds intend (i) to continue the investment business of the Funds, (ii) to maintain the investment objectives of the Funds as set forth in each Fund's prospectus dated April 1, 2000, as may have been amended and (iii) to market the New Funds to a group of investors that includes the universe of investors to which the Funds are marketed. The New Funds have no plan or intention to sell the investment assets of the Funds except in the ordinary course of business to provide funds to satisfy redemptions or as a result of portfolio management decisions. The initial portfolio managers of the New Funds will be the current portfolio managers of the Funds.

    7. AMENDMENTS OR TERMINATION. This agreement may be amended at any time, and may be terminated at any time before the closing of the Reorganization, either before or after this Plan has been approved by stockholders of each of the Funds, by agreement of the Funds and the Trust, provided that no amendment shall have a material adverse effect upon the interests of stockholders of the Funds. In any case, this Plan may be terminated by any of the Funds or the Trust
if the Reorganization has not occurred by the close of business on            .

    8. DECLARATION OF TRUST. A copy of the Trust's certificate of trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this agreement is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or stockholders of the Trust, individually, but binding only upon the assets and property of the New Funds.

    9. FURTHER ACTIONS AND ASSURANCES. At any time after the closing of the Reorganization, the Funds acting through their officers, or if then dissolved through their last officers, shall execute and deliver to the Trust such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting on behalf of the New Funds, title to the assets transferred by the Funds under this agreement.

    10. GOVERNING LAW. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of Section 8 hereof which shall be construed in accordance with the laws of the State of Delaware.

Dated --------------------, 2001

                                             STATE FARM GROWTH FUND, INC.,

                                             By
                                                   --------------------------------------------

                                             Title
                                                    ------------------------------------------

ATTEST:

------------------------------------------
Secretary

                                             STATE FARM BALANCED FUND, INC.,

                                             By
                                                   --------------------------------------------

                                             Title
                                                    ------------------------------------------

ATTEST:

------------------------------------------
Secretary

                                             STATE FARM INTERIM FUND, INC.,

                                             By
                                                   --------------------------------------------

                                             Title
                                                    ------------------------------------------

ATTEST:

------------------------------------------
Secretary

                                             STATE FARM MUNICIPAL BOND FUND, INC.,

                                             By
                                                   --------------------------------------------

                                             Title
                                                    ------------------------------------------

ATTEST:

------------------------------------------
Secretary

                                             STATE FARM ASSOCIATES' FUNDS TRUST
                                             on behalf of its series State Farm Growth Fund,
                                             State Farm Balanced Fund, State Farm Interim Fund
                                             and State Farm Municipal Bond Fund

                                             By
                                                   --------------------------------------------

                                             Title
                                                    ------------------------------------------

ATTEST:

------------------------------------------
Secretary

EXHIBIT B

                       INVESTMENT ADVISORY AND MANAGEMENT
                               SERVICES AGREEMENT

THIS AGREEMENT is made and entered into this    day of March, 2001, by and
between STATE FARM ASSOCIATES' FUNDS TRUST, a Delaware business trust (the "Trust"), and STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Trust issues shares of beneficial interest (the "Shares") registered under the Securities Act of 1933, as amended (the "1933 Act") pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC"), as amended from time to time (the "Registration Statement");

WHEREAS, the Trust has established separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective, and may establish additional series of Shares in the future (such existing and future series are collectively referred to herein as the "Funds");

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has filed notification filings under all applicable state securities laws;

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services and management services to each Fund listed on Appendix A, as amended from time to time, in the manner and on the terms and conditions set forth below; and

WHEREAS, the Adviser is willing to provide investment advisory services and management services to each Fund listed on Appendix A, as amended from time to time, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Trust and the Adviser agree as follows:

                                   ARTICLE 1
                             EMPLOYMENT OF ADVISER

    1.1 The Trust hereby employs the Adviser to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of the Funds listed on Appendix A, and to manage and administer, or arrange for the management and administration of, its affairs to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the "Board") for the period and upon the terms herein set forth.

    1.2 The Adviser accepts such employment and agrees during such period at its own expense to render the services, or to arrange for the services to be rendered, and to assume the obligations herein set forth for the compensation herein provided. In connection therewith, the Adviser may retain one or more sub-advisers to render such services and to assume the obligations set forth herein, subject to the provisions of the 1940 Act and the Advisers Act.

    1.3 The Adviser shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. Notwithstanding the foregoing, the Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust in buying, selling or otherwise disposing of or managing the Trust's investments, subject to supervision by the Board.

    1.4 The services of the Adviser herein provided are not to be deemed exclusive and the Adviser shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

                                   ARTICLE 2
                               DUTIES OF ADVISER

    2.1 MANAGEMENT SERVICES. Subject to the terms of this Agreement and the supervision and control of the Trust's Board, the Adviser shall provide the following services with respect to the Trust:

        (a) Preparation and maintenance of the Trust's Registration Statement with the SEC;

        (b) Preparation and periodic updating of the prospectus and statement of additional information for the Funds ("Prospectus");

        (c) Preparation, filing with appropriate regulatory authorities, and dissemination of various reports for the Funds, including but not limited to semiannual reports to shareholders under Section 30(d) of the 1940 Act, annual and semiannual reports on Form N-SAR, and notices pursuant to Rule 24f-2;

        (d) Arrangement for all meetings of shareholders, including the collection of all information required for preparation of proxy statements, the preparation and filing with appropriate regulatory agencies of such proxy statements, the supervision of solicitation of shareholders and shareholder nominees in connection therewith, tabulation (or supervision of the tabulation) of votes, response to all inquiries regarding such meetings from shareholders, the public and the media, and preparation and retention of all minutes and all other records required to be kept in connection with such meetings;

        (e) Maintenance and retention of all Trust charter documents and the filing of all documents required to maintain the Trust's status as a Delaware business trust and as a registered open-end investment company;

        (f) Arrangement and preparation and dissemination of all materials for meetings of the Board and committees thereof and preparation and retention of all minutes and other records thereof;

        (g) Preparation and filing of the Trust's Federal, state, and local income tax returns and calculation of any tax required to be paid in connection therewith;

        (h) Calculation of all Trust and Fund expenses and arrangement for the payment thereof;

        (i) Calculation of and arrangement for payment of all income, capital gain, and other distributions to shareholders of each Fund;

        (j) Determination, after consultation with the officers of the Trust, of the jurisdictions in which Shares shall be qualified for sale, or may be sold pursuant to an exemption from such qualification, and preparation and maintenance of the qualification of the Shares for sale under the securities laws of each such jurisdiction;

        (k) Provision of the services of persons who may be appointed as officers of the Trust by the Board (it is agreed that some person or persons may be officers of both the Trust and the Adviser, and that the existence of any such dual interest shall not affect the validity of this Agreement except as otherwise provided by specific provision of applicable law);

        (l) Preparation and dissemination of the Trust's and each Fund's quarterly financial information to the Board and preparation of such other reports relating to the business and affairs of the Trust and each Fund as the officers and Board may from time to time reasonably request;

        (m) Administration of the Trust's Code of Ethics and required reporting to the Board and officer compliance therewith;

        (n) Provision of internal legal, accounting, compliance, audit, and risk management services and periodic reporting to the Board with respect to such services;

        (o) Negotiation, administration, and oversight of third party services to the Trust including, but not limited to, sub-advisory, custody, tax, disaster recovery, audit, and legal services;

        (p) Negotiation and arrangement for insurance desired or required of the Trust and administering all claims thereunder;

        (q) Response to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of the Trust, including the oversight of all periodic inspections of the operations of the Trust and its agents by regulatory authorities and responses to subpoenas and tax levies;

        (r) Handling and resolution of any complaints registered with the Trust by shareholders, regulatory authorities, and the general public;

        (s) Monitoring legal, tax, regulatory, and industry developments related to the business affairs of the Trust and communicating such developments to the officers and the Board as they may reasonably request or as the Adviser believes appropriate;

        (t) Administration of operating policies of the Trust and recommendation to the officers and the Board of the Trust of modifications to such policies to facilitate the protection of shareholders or market competitiveness of the Trust and Fund and to the extent necessary to comply with new legal or regulatory requirements;

        (u) Responding to surveys conducted by third parties and reporting of Fund performance and other portfolio information; and

        (v) Filing of claims, class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims.

        2.2   INVESTMENT MANAGEMENT SERVICES.

        (a) The Adviser shall provide the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of each Fund. In this regard, the Adviser shall:

            (i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in the Registration Statement;

            (ii) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

            (iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

            (iv) take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

            (v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund, including furnishing, within 30 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of each Fund as of the end of the quarter;

            (vi) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Fund and the Trust;

            (vii) assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law; and

            (viii) enter into any advisory or sub-advisory contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of the Adviser's responsibilities (as specified in such advisory or sub-advisory contract) listed above.

        (b) The Adviser's services shall be subject always to the control and supervision of the Board, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to each Fund's investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust has furnished or will furnish the Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Trust.

        (c) The Adviser represents that in performing investment advisory services for each Fund, the Adviser shall make every effort to ensure that each Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board, the Adviser shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        (d) In connection with the acquisition or disposition of securities described in Section 2.2(a) (iv), the Adviser may place orders for the purchase or sale of portfolio investments for the account of each Fund with brokers or dealers selected by it and, to that end, the Adviser is authorized as the agent of the Trust to give instructions to the custodian(s) of the Trust as to deliveries of securities and payments of cash for the account of each Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Funds, the Adviser is directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines determined by the Board and set forth in the current Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Trust is affiliated.

        (e) In addition to seeking the best combination of net price and execution under the circumstances, the Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser. The Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Adviser periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

        (f) Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more Funds of the Trust or by the Trust and other accounts (collectively, "Advisory Clients") managed by the Adviser, provided that the Adviser's actions with respect to the aggregation of orders for multiple Advisory Clients, including the Trust, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, "no-action" letters, or otherwise.

                                   ARTICLE 3
                       ALLOCATION OF CHARGES AND EXPENSES

    3.1 CHARGES AND EXPENSES ALLOCATED TO THE ADVISER. The Adviser shall provide all executive, administrative, clerical and other personnel necessary to operate the Trust and shall pay the salaries and other costs of employing all of these persons. The Adviser shall also furnish the Trust with office space, facilities, and equipment and shall pay the day to day expenses related to the operation and maintenance of such office space, facilities and equipment. All expenses incurred in the organization of the Trust or of any new Funds of the Trust, including legal and accounting expenses and certain costs of registering securities of the Trust under federal securities law and qualifying for sale under state securities laws, shall also be paid by the Adviser. The Adviser shall assume and pay all expenses incurred by it in connection with managing the assets of the Funds.

    3.2  CHARGES AND EXPENSES ALLOCATED TO THE TRUST.

        (a) The Trust shall be responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser as described in Section 3.1 above. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs, interest on borrowings by the Trust, charges of the custodians and transfer agent, if any, cost of auditing services, non-interested Trustees' fees, all taxes and fees, investment advisory fees (other than subadvisory fees), certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, preparing, printing and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends and capital gains distributions, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

        (b) The Trust shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

                                   ARTICLE 4
                          COMPENSATION OF THE ADVISER

    4.1 For the services to be rendered, the facilities to be furnished and the payments to be made by the Adviser, as provided herein, the Trust shall pay to the Adviser for each of the Trust's fiscal quarters, and within three business days after the end of each such quarter, a fee based upon the average daily net assets of each Fund for the quarter, as determined pursuant to the Trust's Registration Statement and Declaration of Trust, at the annual rates set forth below for the named Funds:

                         GROWTH FUND AND BALANCED FUND

AVERAGE DAILY NET ASSETS                            RATE OF FEE
------------------------                            -----------
First $100 million................................       0.20%
$100 million to $200 million......................       0.15%
In excess of $200 million.........................       0.10%

                      INTERIM FUND AND MUNICIPAL BOND FUND

AVERAGE DAILY NET ASSETS                            RATE OF FEE
------------------------                            -----------
First $50 million.................................       0.20%
$50 million to $100 million.......................       0.15%
In excess of $100 million.........................       0.10%

   4.2 For the quarter and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

   4.3 If, pursuant to the Trust's Registration Statement and Declaration of Trust, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

   4.4 In connection with purchases or sales of portfolio securities for the account of the Trust, neither the Adviser nor any officer, director, shareholder or other affiliate of the Adviser nor any officer, trustee, shareholder or other affiliate of the Trust shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person's business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

   4.5 The Adviser agrees that in all matters relating to the management of the investment of the assets of the Trust, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect.

                                   ARTICLE 5
                            LIMITATIONS OF LIABILITY

    5.1 LIMITATION OF LIABILITY OF ADVISER. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this agreement; provided, that the Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.2(c) of this agreement.

    5.2 LIMITATION OF LIABILITY OF TRUST. The Adviser acknowledges that it has received notice of and accepts the limitations on the Trust's liability as set forth in the Trust's Declaration of Trust, as amended from time to time. In accordance therewith, the Adviser agrees that the Trust's obligations hereunder shall be limited to the assets of the Funds, and with respect to each Fund shall be limited to the assets of such Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, employee or agent of the Trust.

                                   ARTICLE 6
                               BOOKS AND RECORDS

    6.1 The Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Trust's investments that are required to be maintained by the Trust pursuant to applicable law.

    6.2 The Adviser agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust's request. All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at the Adviser's offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Adviser which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Adviser.

    6.3 The Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

                                   ARTICLE 7
                   DURATION AND TERMINATION OF THIS AGREEMENT

    7.1 EFFECTIVE DATE AND TERM. As to each Fund, this agreement shall not become effective unless and until the later of the time at which it is approved by the Trust's Board, including a majority of trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of such Fund's outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Fund at least annually by: (i) the Board, or by the vote of a majority of the Fund's outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    7.2  TERMINATION.

        (a) As to each Fund, this agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party.

        (b) This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

        (c) This agreement shall automatically terminate in the event of its assignment.

        (d) The Trust agrees that upon the termination of this agreement at any time or for any reason it shall, when so requested by State Farm Mutual Automobile Insurance Company or the Adviser, eliminate all reference to the name "State Farm" from its corporate name and thereafter refrain from using the name "State Farm" in connection with its business or activities in any form or combination whatsoever.

                                   ARTICLE 8
                          AMENDMENTS TO THIS AGREEMENT

    8.1 This agreement may be amended as to each Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Fund's outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9
                                    NOTICES

    9.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

       If to the Trust:

           State Farm Associates' Funds Trust
           One State Farm Plaza
           Bloomington, Illinois 61710-0001
           Attn: Susan D. Waring

       If to the Adviser:

           State Farm Investment Management Corp.
           One State Farm Plaza
           Bloomington, Illinois 61710-0001
           Attn: David R. Grimes

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

    10.1 OTHER RELATIONSHIPS. It is understood that the officers, directors, agents, shareholders and other affiliates of the Trust are or may be interested persons in the Adviser as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser may be interested in the Trust otherwise than as a shareholder.

    10.2 DEFINITIONS OF CERTAIN TERMS. The terms "assignment", "affiliated person" and "interested person", when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding voting securities" means the lesser of: (a) 67% or more of the votes attributable to Shares of a Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of a Fund or the Trust, as appropriate.

    10.3  APPLICABLE LAW.

        (a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Delaware without regard to conflicts of law principles or precedents.

        (b) This agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

    10.4 SEVERABILITY. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

    10.5 CAPTIONS. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

    10.6 COUNTERPARTS. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

    10.7 COOPERATION WITH AUTHORITIES. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

    10.8 CUMULATIVE RIGHTS. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

    10.9 PRIVACY. The Adviser shall not disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P), except as necessary to carry out the purposes for which the Trust disclosed such information to the Adviser, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business to carry out those purposes.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

                                             STATE FARM INVESTMENT MANAGEMENT CORP.

                                             By:
                                                  ------------------------------------------
                                             Name: Edward B. Rust, Jr.

                                             Title: President

                                             STATE FARM ASSOCIATES' FUNDS TRUST

                                             By:
                                                  ------------------------------------------
                                             Name: Roger S. Joslin

                                             Title: Senior Vice President and Treasurer

                                   APPENDIX A

STATE FARM GROWTH FUND

STATE FARM BALANCED FUND

STATE FARM INTERIM FUND

STATE FARM MUNICIPAL BOND FUND